N-14 8C as filed with the  Securities  and Exchange  Commission on September 22,
2006

                                            Securities Act File No. 333-[______]
                                       Investment Company Act File No. 811-07732

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. [__]
                        Post-Effective Amendment No. [__]
                        (Check appropriate box or boxes)

--------------------------------------------------------------------------------

                 Alliance World Dollar Government Fund II, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 221-5672
                        (Area Code and Telephone Number)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

--------------------------------------------------------------------------------

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and Address of Agent for Service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

--------------------------------------------------------------------------------

                  Approximate Date Of Proposed Public Offering:
             As soon as practicable after the Registration Statement
               becomes effective under the Securities Act of 1933.

--------------------------------------------------------------------------------


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

                                    Proposed      Proposed
                                     Maximum       Maximum
    Title                           Offering       Aggregate      Amount of
of Securities       Amount Being      Price        Offering      Registration
Being Registered    Registered(1)   per Unit(1)     Price(1)       Fee(2)
----------------    -------------   -----------     --------       ------

Common Stock
($0.01 par value)    8,897,497        $12.97      $115,400,536     $12,348


----------
1. Estimated solely for the purpose of calculating the filing fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended.

2.   Paid  by  wire  to  the  SEC's  account  at  Mellon  Bank  in   Pittsburgh,
     Pennsylvania in payment of the required registration fee due in connection with this registration statement.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

     o    Cover Sheet

     o    Contents of Registration Statement

     o    Form N-14 Cross Reference Sheet

     o    Letter to Stockholders

     o    Notice of Special Meetings of Stockholders

     o    Part A - Proxy Statement/Prospectus

     o    Part B - Statement of Additional Information

     o    Part C - Other Information

     o    Signatures

     o    Exhibits

                              CROSS REFERENCE SHEET


ITEM NO.                                         PROXY/PROSPECTUS
--------                                         ----------------

Part A

1.   Beginning of Registration Statement
     and  Outside  Front  Cover  Page of
     Prospectus                                  Cover Page/Questions & Answers

2.   Beginning  of  Outside  Back  Cover
     Page of Prospectus                          Questions & Answers

3.   Fee Table, Synopsis Information and
     Risk Factors                                Summary, Appendix A

4.   Information about the Transaction           Letter to Stockholders,
                                                 Questions and Answers,
                                                 Summary, Information About the
                                                 Proposed Transaction

5.   Information about the Registrant            Letter to Stockholders,
                                                 Questions and Answers,
                                                 Summary, Information About the
                                                 Funds

6.   Information about the Company Being         Letter to Stockholders,
     Acquired                                    Questions and Answers,
                                                 Summary, Information About the
                                                 Funds

7.   Voting Information                          Voting Information

8.   Interest  of  Certain  Persons  and
     Experts                                     Experts

9.   Additional Information Required for
     Reoffering by Persons  Deemed to be
     Underwriters                                Not Applicable

Part B

10.  Cover Page                                  Cover Page

11.  Table of Contents                           Table of Contents

12.  Additional  Information  About  the
     Registrant                                  SAI

13.  Additional  Information  about  the
     Company being Acquired                      SAI

14.  Financial Statements                        Incorporated by Reference to
                                                 the SAI


15-17. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration
                                                 Statement.

[LOGO]

                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

Dear Stockholders:

     The Board of Directors (the "Directors") of Alliance World Dollar Government Fund, Inc. ("AWDGF") is pleased to invite you to a Special Meeting of Stockholders of AWDGF (the "Meeting") to be held on Tuesday, December 12, 2006. At this Meeting, we are asking you to approve the acquisition of the assets and the assumption of the liabilities of AWDGF by Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and the dissolution of AWDGF. (AWDGF and AWDGF II are each a "Fund" and collectively, the "Funds"). The proposed acquisition is described in more detail in the attached Prospectus/Proxy Statement.

     AWDGF II is much larger than AWDGF, with a similar investment objective and slightly broader investment policies. We anticipate that the proposed acquisition will result in benefits to the stockholders of AWDGF as more fully discussed in the Prospectus/Proxy Statement.

     The Directors of AWDGF have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of AWDGF and its stockholders. The Directors recommend that you vote "for" the proposed acquisition of AWDGF by AWDGF II.

     If the acquisition of AWDGF by AWDGF II is approved by stockholders of AWDGF, each AWDGF stockholder will receive shares of AWDGF II having an aggregate net asset value ("NAV") equal to the aggregate NAV of the stockholder's shares in AWDGF. AWDGF would then cease operations. You will not be assessed any sales charges or other fees in connection with the proposed acquisition.

     We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your vote. The Altman Group, Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Marc O. Mayer
President
October [__], 2006

[LOGO]

                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105
                            Toll Free (800) 221-5672

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 12, 2006

To the stockholders of Alliance World Dollar Government Fund, Inc. ("AWDGF"), a Maryland corporation:

     Notice is hereby given that a Special Meeting of the Stockholders of AWDGF (the "Meeting") will be held at 1345 Avenue of the Americas, [___] Floor, New York, New York 10105 on Tuesday, December 12, 2006, at 11:30 a.m., Eastern Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated October [__], 2006:

     1. To approve an Agreement and Plan of Acquisition and Liquidation (the "Plan") among AWDGF, Alliance World Dollar Government Fund II, Inc. ("AWDGF II"), a Maryland corporation, and AllianceBernstein L.P. providing for the acquisition by AWDGF II of all of the assets and assumption of all of the liabilities of AWDGF in exchange for shares of AWDGF II. A vote in favor of this Proposal by the stockholders of AWDGF also will constitute a vote in favor of the dissolution of AWDGF and termination of its registration under the Investment Company Act of 1940, as amended.

     2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

     Any stockholder of record of AWDGF at the close of business on October 13, 2006 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone at [___________] as described on the enclosed Proxy Card.

                                            By Order of the Board of Directors,

                                            Marc O. Mayer
                                            President

New York, New York
[________], 2006

                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may by telephone authorize a proxy to cast your votes. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your Proxy Card promptly.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

                           PROSPECTUS/PROXY STATEMENT

         Acquisition of the Assets and Assumption of the Liabilities of

                   ALLIANCE WORLD DOLLAR GOVERNEMNT FUND, INC.

                       By, and in Exchange for Shares of,

                 ALLIANCE WORLD DOLLAR GOVERNEMNT FUND II, INC.

                               [__________], 2006

                                TABLE OF CONTENTS

Questions and Answers.........................................................
Proposal - Approval of an Agreement and Plan of Acquisition and Liquidation
           among AWDGF II, AWDGF and the Adviser..............................
Summary.......................................................................
      Comparison of Total Expense Ratios......................................
      Comparison of Investment Advisory Fees..................................
      Comparison of Investment Objectives and Policies........................
      Principal Risks.........................................................
      Federal Income Tax Consequences.........................................
      Service Providers.......................................................
      Comparison of Stockholder Services......................................
      Comparison of Business Structures.......................................
Information about the Proposed Transaction....................................
      Introduction............................................................
      Description of the Plan.................................................
      Reasons for the Acquisition.............................................
      Description of Securities to be Issued..................................
      Dividend and Other Distributions........................................
      Surrender and Exchange of AWDGF Stock Certificates......................
      Federal Income Tax Consequences.........................................
      Capitalization Information..............................................
      Trading History and Share Price Data....................................
Information about the Funds...................................................
      Management of the Funds.................................................
      Advisory Agreement and Fees.............................................
      Administrator...........................................................
      Other Service Providers.................................................
Voting Information............................................................
Legal Matters.................................................................
Experts
Financial Highlights..........................................................
Appendix A - Fee Table........................................................
Appendix B - Comparison of Investment Objectives and Policies.................
Appendix C - Description of Principal Risks of the Funds......................
Appendix D - Other Information................................................
Appendix E - Form of Agreement and Plan of Acquisition and Liquidation among
               Alliance World Dollar Government Fund II, Inc., Alliance
               World Dollar  Government, Inc. and AllianceBernstein L.P.......
Appendix F - Capitalization...................................................
Appendix G - Trading History and Share Price Data.............................
Appendix H - Legal Proceedings................................................
Appendix I - Share Ownership Information......................................
Appendix J - Financial Highlights.............................................

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to casting your vote.

1.   What is this document and why did we send it to you?

     This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of Alliance World Dollar Government Fund, Inc. ("AWDGF") by Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and the subsequent dissolution of AWDGF. (AWDGF II and AWDGF are each a "Fund" and collectively, the "Funds"). This document also solicits your vote on the Acquisition by requesting that you approve the Agreement and Plan of Acquisition and
Liquidation dated as of September 20, 2006, among AWDGF II, AWDGF and AllianceBernstein L.P. (the "Adviser") (the "Plan").

     On September 13, 2006, the Directors approved and declared advisable the Acquisition of AWDGF by AWDGF II and the subsequent dissolution of AWDGF and directed that the Acquisition and dissolution be submitted to the stockholders for approval at a Special Meeting of Stockholders to be held on December 12, 2006 (the "Meeting"). Each stockholder of record of AWDGF as of the close of business on the record date has the right under applicable legal and regulatory requirements to vote on the Acquisition and dissolution. The Acquisition will not occur unless it is approved by AWDGF stockholders. This Prospectus/Proxy Statement contains the information you should know before voting on the proposed Acquisition.

     You may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2.   Who is eligible to vote on the Acquisition?

     Stockholders of record at the close of business on October 13, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares of AWDGF on the Record Date, you have the right to vote even if you later sold your shares.

     Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted "FOR" the Acquisition. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3.   How will the Acquisition work?

     The Plan provides for (i) the transfer of all of the assets of AWDGF to AWDGF II, (ii) the assumption by AWDGF II of all of the liabilities of AWDGF and the subsequent redemption of shares of AWDGF, (iii) the liquidating distribution to AWDGF stockholders of shares of AWDGF II, equal in aggregate net asset value ("NAV") to the NAV of their former AWDGF shares and (iv) the dissolution of AWDGF.

     As a result of the Acquisition, stockholders of AWDGF will no longer hold shares of AWDGF, and instead, will become stockholders of AWDGF II having the same aggregate NAV as the shares of AWDGF that they held immediately before the Acquisition. Please note that AWDGF stockholders who do not participate in AWDGF's Dividend Reinvestment Plan will receive cash in lieu of fractional shares. You will not be assessed any sales charges or other fees in connection with the proposed Acquisition. The Acquisition will not occur unless it is approved by the stockholders of AWDGF.

4.   Why is the Acquisition being proposed?

     Based on the recommendation of the Adviser, the Board of Directors of AWDGF (the "Board") concluded that participation by AWDGF in the proposed Acquisition is in the best interests of AWDGF and its stockholders. The Board also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the Funds' similar investment objectives and investment policies, expense benefits for stockholders of AWDGF expected to result from the Acquisition, the investment performance and trading history of the Funds, the costs of the Acquisition, and the tax-free nature of the Acquisition.

5.   When will the Acquisition take place?

     If the stockholders of AWDGF approve the Acquisition on [________], 2006, the Acquisition is expected to take place in the first quarter of 2007.

6.   Where May I Find Additional Information Regarding the Funds?

     Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated [________], 2006 that has been filed with the SEC in connection with this Prospectus/Proxy Statement. The SAI and each Fund's Annual Report to Stockholders, which contain audited financial statements for the Funds' respective fiscal years, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Semi-Annual Report for AWDGF for the six months ended April 30, 2006 and the Semi-Annual Report for AWDGF II for the six months ended March 31, 2006 are also incorporated by reference into this Prospectus/Proxy Statement.

     All of this information is filed with the SEC. You may view or obtain these documents from the SEC:

In                  at the SEC's Public Reference Room in Washington, D.C.
person:

By phone:           202-551-8090 (for information on the operations of the
                    Public Reference Room only)

By mail: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet:    www.sec.gov

     The shares of the Funds are listed and publicly traded on the New York Stock Exchange ("NYSE") under the following symbols: AWDGF - "AWG" and AWDGF II
- "AWF." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE. Additional copies of the annual and semi-annual reports, as well as the Prospectuses and SAI, are available upon request without charge by writing to or calling the address and telephone number listed below.

By Mail:            AllianceBernstein Investor Services, Inc.
                    P.O. Box 786003
                    San Antonio, TX 78278-6003

By Phone:           For Information: (800) 221-5672
                    For Literature: (800) 227-4618

Other Important Things to Note:

     o    You may lose money by investing in the Fund.

     o    The SEC has not approved or  disapproved  these  securities  or passed
          upon   the   adequacy   of  this   Prospectus/Proxy   Statement.   Any
          representation to the contrary is a criminal offense.

                                    PROPOSAL
              APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND
                LIQUIDATION AMONG AWDGF II, AWDGF AND THE ADVISER

     On September 13, 2006, the Board of Directors of AWDGF declared advisable and voted to approve the Plan and the Acquisition, subject to the approval of the stockholders of AWDGF. The Plan provides for (i) the transfer of all of the assets of AWDGF to AWDGF II, (ii) the assumption by AWDGF II of all of the liabilities of AWDGF, (iii) the liquidating distribution to AWDGF stockholders of shares of AWDGF II, equal in aggregate net asset value ("NAV") to the NAV of their former AWDGF shares and (iv) the dissolution of AWDGF.

     Each AWDGF stockholder will receive the number of full shares of AWDGF II, plus fractional shares for stockholders that participate in a Dividend Reinvestment and Cash Purchase Plan ("DRIP") and cash in lieu of any fractional shares for non-DRIP participating stockholders, having an aggregate NAV that is equal to the aggregate NAV of the stockholder's shares of AWDGF. Stockholders of AWDGF will recognize no gain or loss, except with respect to any cash received in lieu of fractional AWDGF II shares by non-DRIP participating stockholders. If approved by stockholders of AWDGF, the Acquisition is expected to occur in the first quarter of 2007.

     An exchange of AWDGF shares for AWDGF II shares at NAV may result in AWDGF stockholders' receiving AWDGF II shares with an aggregate market value on the date of exchange that is higher or lower than the market value of their shares immediately prior to the exchange. The reason for this difference is that the market price for shares of the Funds in relation to their NAVs may be different, i.e., a Fund's shares may trade at different discounts or premiums to its NAV.

     The stockholders of AWDGF must approve the Acquisition for it to occur. Approval of the Acquisition requires the affirmative vote of the holders of a majority of the votes entitled to be cast. The Acquisition does not require approval of the stockholder of AWDGF II.

     A quorum for the transaction of business by stockholders of AWDGF at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of AWDGF entitled to vote at the Meeting.

     The Board of Directors of AWDGF concluded that participation by the Fund in the proposed Acquisition is in the best interests of the Fund and its stockholders. The Board also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the similar investment strategies of the Funds, the expense benefits for the stockholders expected to result from the Acquisition, the cost thereof, and the tax-free nature of the Acquisition.

     For a more complete discussion of the factors considered by the Board in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                     SUMMARY

     The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. Note that certain information is presented as of March 31, 2006. At the September 13, 2006 Special Board Meeting referred to below, the Adviser represented to the Board that, if the information was updated, it would not differ in any material respect.

Comparison of Total Expense Ratios

     AWDGF, because of its small asset size, has higher operating costs and therefore a higher expense ratio. The Acquisition is expected to result in an expense ratio for the combined Fund that is lower than the current expense ratio of AWDGF. The current and estimated combined Fund expense ratios, before interest expense, as of March 31, 2006, are set forth below:

     ------------------------------------------------------------------
                                Total Annual            Projected Total
                               Expense Ratio             Annual Expense
                           (as of March 31, 2006)       Ratio Reduction
     ------------------------------------------------------------------
           AWDGF                    1.36%                     .34%
     ------------------------------------------------------------------
          AWDGF II                  1.03%                     .01%
     ------------------------------------------------------------------
       Combined Fund                1.02% (pro forma)          -
     ------------------------------------------------------------------

     As the table indicates, the Acquisition would benefit AWDGF stockholders through a sizeable reduction in expenses before interest expense. The Fee Table, attached hereto as Appendix A, describes the fees and expenses of each Fund as of March 31, 2006 and includes expenses for the combined Fund on a pro forma basis assuming that the Acquisition is approved by stockholders of AWDGF.

Comparison of Investment Advisory Fees

     Since October 1, 2005, the advisory fee rates for each of AWDGF and AWDGF II are identical. The advisory fee rates for the Funds are as follows:

                    ------------------------------------------
                                           Advisory Fee
                                               Rates
                    ------------------------------------------
                        AWDGF                   .90%
                    ------------------------------------------
                      AWDGF II                  .90%*
                    ------------------------------------------
                    Combined Fund               .90%
                    ------------------------------------------

* The effective advisory fee rate for AWDGF II, as of March 31, 2006, was .95%, which is a blended rate because prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00%.

Comparison of Investment Objectives and Policies

     The Funds' investment objectives and strategies are similar but AWDGF II has a somewhat broader strategy that allows for investments of up to 20% of its assets in corporate fixed-income securities. The following table shows the Funds' investment objectives and certain principal investment strategies.

--------------------------------------------------------------------------------
                           AWDGF                             AWDGF II
--------------------------------------------------------------------------------
Investment    AWDGF's investment objective is   AWDGF II's primary investment
Objective:    to seek high current income by    objective is to seek high
              investing exclusively in fixed    current income. Its secondary
              income securities denominated     investment objective is capital
              in U.S. dollars.                  appreciation.
--------------------------------------------------------------------------------
Principal     o Under normal circumstances,     o The Fund invests, under
Investment      the Fund invests at least 80%     normal circumstances, at
Strategies:     of its net assets in U.S.         least 80% of its total assets
                dollar-denominated debt           in U.S. dollar-denominated
                obligations issued or             debt securities issued or
                guaranteed by foreign             guaranteed by foreign
                governments and zero coupon       governments, including
                obligations issued or             Sovereign Debt Obligations.
                guaranteed by the U.S.
                Government, its agencies or     o The Fund may invest up to 20%
                instrumentalities, including      of its total assets in U.S.
                participation in loans            corporate fixed income
                between foreign governments       securities.
                and financial institutions,
                and interests in entities       o Substantially all of the
                organized and operated for        Fund's assets are invested in
                the purpose of restructuring      high yield, high risk (i.e.,
                the investment                    below investment grade) debt
                characteristics of                securities.
                instruments issued or
                guaranteed by foreign
                governments ("Sovereign Debt
                Obligations").

              o Under normal circumstances,
                the Fund invests at least 75%
                of its total assets in (i)
                Sovereign Debt Obligations
                and (ii) Zero Coupon
                Obligations.

              o Substantially all of the
                Fund's assets are invested in
                high yield, high risk (i.e.,
                below investment grade) debt
                securities.
--------------------------------------------------------------------------------

     As the table above shows, each Fund invests a majority of its assets in Sovereign Debt Obligations. In addition, the Funds are subject to similar investment strategies and have the same portfolio management team. However, as noted above, AWDGF II may invest up to 20% of its total assets in U.S. corporate fixed income securities whereas AWDGF normally does not invest in corporate fixed-income securities. A more detailed comparison of the investment strategies and policies of the Funds is provided in Appendix B. You can find additional information on the Funds in the SAI.

     At its Meeting on September 13, 2006, the Board of Directors of AWDGF II approved a change in AWDGF II's investment policies to allow it to invest in non-U.S. Dollar-denominated debt securities as well as U.S. Dollar-denominated debt securities. Under the policies approved by the Board, AWDGF II would also be able to invest without limit in emerging market and developed market Government securities as well as in debt securities of U.S. and non-U.S. corporate issuers. The Adviser expects that these broader guidelines will allow the combined Fund access to broader investment opportunities over time. The combined Fund will continue to invest a substantial portion of its assets in high yield, below investment grade securities. In connection with these policy changes, the Board approved a change in AWDGF II's name to AllianceBernstein Global High Income Fund, Inc.

     The contemplated policy changes are dependent on AWDGF II's stockholders approving the elimination of a fundamental policy that requires AWDGF II to invest at least 65% of its assets in U.S. Dollar-denominated Sovereign Debt Obligations. The 65% limitation policy would not permit the combined Fund to invest, without limit, in non-U.S. Dollar-denominated debt securities. The
Acquisition is not contingent on AWDGF II's stockholders approving the elimination of this fundamental policy. If the proposal is not approved by its stockholders, AWDGF II's investment guidelines will be expanded only with respect to 35% of its assets. The Board believes that AWDGF stockholders should benefit over time from the broadened investment mandate of AWDGF II, regardless of whether the elimination of the fundamental policy is approved by AWDGF II's stockholders. However, AWDGF stockholders should recognize that AWDGF II's broader investment universe, both now and as it is proposed to be further broadened, involves greater risk than that of AWDGF.

     In connection with the Acquisition, at the Board meeting held on September 13, 2006, the Board of Directors of AWDGF approved adoption of a new policy, upon approval of the Acquisition, that AWDGF may invest up to 20% of its net assets in corporate fixed income securities, which include debt securities, convertible securities and preferred stocks of corporate issuers. In addition to the adoption of that policy, the Board of Directors also granted the Adviser the authority to operate AWDGF pursuant to the same investment policies and restrictions that govern AWDGF II. Each of the foregoing changes is subject to AWDGF stockholders approving the Acquisition.

     The intent of these changes is to allow the repositioning of AWDGF's portfolio to align it with the broader investment strategies of AWDGF II prior to the effective date of the Acquisition. The costs of the portfolio repositioning are expected to be approximately $75,000. Upon the recommendation of the Adviser, the Board determined that it would be appropriate for AWDGF to pay the costs of the portfolio repositioning because AWDGF's stockholders would derive the greatest benefits from the Acquisition.

Principal Risks

     Each Fund is subject to market risk, interest rate risk, foreign risk, emerging markets risk, and currency risk. A description of each of these and other risks is provided in Appendix C.

Federal Income Tax Consequences

     No gain or loss will be recognized by the AWDGF stockholders except with respect to cash received in lieu of fractional shares of AWDGF II by non-DRIP stockholders, as a result of the Acquisition. The aggregate tax basis of the shares of AWDGF II received by a stockholder of AWDGF (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of AWDGF, decreased by any cash received and increased by any gain recognized with respect to cash received in lieu of fractional shares by non-DRIP stockholders. The holding period of the shares of AWDGF II received by a stockholder of AWDGF (including any fractional shares to which the stockholder may be entitled) will include the holding period of the shares of AWDGF held by the stockholder, provided that such shares are held as capital assets by the stockholder of AWDGF at the time of the Acquisition. The holding period and tax basis of each asset of AWDGF in the hands of AWDGF II as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of AWDGF prior to the Acquisition. Any gain or loss realized by a stockholder of AWDGF upon receipt of cash in lieu of fractional shares of AWDGF II by non-DRIP stockholders will be recognized by the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the AWDGF shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Fund. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

     AWDGF has realized capital gains and capital loss carryforwards, which would partially offset these gains leaving no capital loss carryforwards that would be transferred in the Acquisition. AWDGF will make a distribution to stockholders prior to the closing of the Acquisition. The per share amount of capital loss carryforwards of AWDGF II before the Acquisition, as of March 31, 2006, was $1.15 per share and, after giving effect to the Acquisition as if it occurred on such date, the per share amount of capital loss carryforwards of the combined Fund will be $1.02 per share. The decrease in per share amount is due to the spreading of losses remaining available over the merged share base based on the estimated share conversion ratio. AWDGF's stockholders would potentially benefit from the increased amount of losses available, but, as a practical matter, we do not believe that this will affect AWDGF's stockholders since we do not expect the redeployment of the combined Fund's assets or its continuing investments to result in substantial capital gains.

Service Providers

     The Funds have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Stockholder Services

     The stockholder services of each Fund are generally the same. The DRIP, which is available to the Funds' stockholders, provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The DRIP also allows stockholders to make optional cash investments in Fund shares through a plan agent. Assuming the Acquisition is approved, the DRIP stockholders of AWDGF will automatically be enrolled in the DRIP for AWDGF II. A more detailed discussion of the DRIP and other stockholder services and procedures is provided in Appendix D.

Comparison of Business Structures

     Each Fund is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. Generally, there are no significant differences between the Funds in terms of their respective corporate organizational structure. For more information on the comparison of the business structure of the Funds, see Appendix D.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

     This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of AWDGF by AWDGF II and the subsequent liquidation and dissolution of AWDGF. The Meeting will be held at 1345 Avenue of the Americas, [___] Floor, New York, New York 10105 at 11:30 a.m., Eastern Time, on December 12, 2006. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Stockholders and the enclosed Proxy Card are being mailed to stockholders of AWDGF on or about October [__], 2006.

Description of the Plan

     As provided in the Plan, AWDGF II will acquire all the assets and assume all the liabilities of AWDGF at the effective time of the Acquisition (the "Effective Time"). In return, AWDGF II will issue, and AWDGF will distribute to its stockholders, a number of full and fractional shares of AWDGF II (and cash in lieu of fractional shares for non-DRIP stockholders), determined by dividing the net value of all the assets of AWDGF by the NAV of one share of AWDGF II. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that stockholders of AWDGF will be credited with shares of AWDGF II (or cash in lieu of fractional shares for non-DRIP stockholders) corresponding to the aggregate NAV of the AWDGF's shares that the stockholder holds of record at the Effective Time.

     Following the distribution of shares of AWDGF II in full liquidation of AWDGF, AWDGF will wind up its affairs, and liquidate and dissolve as soon as is reasonably practicable after the Acquisition. In the event the Acquisition does not receive the required stockholder approval, AWDGF will continue its operations and its Directors will consider what future action, if any, is appropriate.

     The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $[________] and will be borne by AWDGF.

     The Acquisition is expected to occur in the first quarter of 2007. The Acquisition is conditioned upon approval of the Plan by AWDGF stockholders and AWDGF satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of AWDGF's stockholders will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, stockholders will be bound by the terms of the Acquisition under the Plan. However, any stockholder of AWDGF may sell shares of the Fund's common stock on the NYSE prior to the Acquisition. The shares of AWDGF may cease trading on the NYSE beginning several days prior to the date of the Acquisition. Any cessation of trading will be accomplished in compliance with NYSE rules, including issuance of a press release.

     After the Acquisition, AWDGF's shares of common stock will be removed from listing on the NYSE. In addition, AWDGF's shares of common stock will be withdrawn from registration under the Securities Exchange Act of 1934 and AWDGF will deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will dissolve under Maryland law.

     Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to stockholder approval of the Acquisition that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Plan is not in the best interests of the Fund or its stockholders.

     A copy of a form of the Plan is attached as Appendix E.

Reasons for the Acquisition

     At the Special Meeting of the Board of Directors of AWDGF held on September 13, 2006, the Adviser recommended that the Board of Directors approve and recommend to the Fund's stockholders for their approval the proposed Plan and the Acquisition. The Directors considered the factors discussed below from the point of view of the interests of the Fund and its stockholders. After careful consideration, the Board of Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of the Fund's stockholders and that the interests of existing stockholders of the Fund would not be diluted as a result of the Acquisition. The Directors approved the Plan and the Acquisition and recommended that the stockholders of AWDGF vote in favor of the Acquisition by approving the Plan.

     The Adviser presented the following reasons in favor of the Acquisition:

     o The Funds date back to 1992-93, when they were launched in close succession. AWDGF's current assets are, as of March 31, 2006, $129 million. AWDGF II's current assets are, as of March 31, 2006, $984 million. AWDGF II was modeled after AWDGF and has similar investment objectives, with a somewhat broader strategy that allows for investments in corporate fixed-income securities.

     o The Adviser discussed with the Board that it believes that the Acquisition of AWDGF, which is a smaller fund with higher operating expenses, by its larger counterpart, AWDGF II, would benefit the Fund and its stockholders. AWDGF and AWDGF II have similar investment strategies of primarily investing in U.S. Dollar-denominated Sovereign Debt Obligations. The Adviser believes that AWDGF's stockholders would benefit from the somewhat broader strategy of AWDGF II because it may also invest in corporate securities. The Adviser believes that this benefit would be augmented by virtue of the policy changes that it recommended to, and were approved by, the Board, which would permit AWDGF II to also invest in non-U.S. Dollar-denominated debt securities.

     o The Adviser discussed that, historically, there has been some disparity between the Funds' respective performances at NAV, with AWDGF II generally outperforming AWDGF. The Adviser believes that these disparities are primarily due to AWDGF II's ability to invest in corporate debt and its lower expenses. As of July 31, 2006, AWDGF II's cumulative return for year-to-date, and average annual total returns for 1, 3, 5 and 10 years outperformed AWDGF's returns for the same periods. The five-year annualized return, for example, was .81% higher for AWDGF II. On a calendar year basis, AWDGF II outperformed AWDGF in seven of the last ten years.

     At  the  meeting,   the  Directors  (with  the  advice  and  assistance  of
independent counsel) also considered, among other things.

     o potential stockholder benefits including (i) the fact that total expenses before interest expense of the combined Fund would be significantly lower than the current expenses before interest expense of AWDGF and (ii) the potential for AWDGF's stockholders to benefit from increased earnings of the combined Fund due to the higher earnings of AWDGF II, and (iii) the redeployment of AWDGF's portfolio immediately prior to the Acquisition to take advantage of AWDGF II's ability to invest in corporate debt securities;

     o the current asset levels of AWDGF and the combined pro forma asset levels of AWDGF II;

     o the historical investment performance of the Funds, including the fact that AWDGF II's investment performance over time has been better than that of AWDGF;

     o the similar investment objectives and principal investment strategies of the Funds, as well as the fact that AWDGF II may also invest in corporate fixed income securities and the proposed change to AWDGF II's fundamental and non-fundamental investment policies discussed above;

     o the distribution and trading history of the two Funds, including the fact that the trading price of AWDGF II's common stock compared to its net asset value has, over time and currently, been somewhat more favorable than that of AWDGF (trading price information for the two Funds is provided in Appendix G);

     o    the amount and type of leverage used by the two Funds;

     o the tender offer/repurchase policies of the two Funds, which are very similar; and

     o the portfolio management team, which is the same for AWDGF and AWDGF II, and will continue to manage the combined portfolios after the Acquisition.

The Directors also considered, among other things:

     o the historical and pro forma tax attributes of AWDGF, including that AWDGF has realized gains and no loss carryforwards and that AWDGF II has sizeable capital loss carryforwards, although the availability of these capital loss carry forwards in the combined Fund may not be meaningful because it is not expected that the redeployment of the Fund's assets or its continuing investments would result in substantial capital gains;

     o    the form of the Plan and the terms and conditions of the Acquisition;

     o    the fact that the Funds have identical advisory fees;

     o whether the Acquisition would result in the dilution of stockholders' interests;

     o the number of stockholder accounts and average account sizes of the Funds;

     o    changes in service providers that would result from the Acquisition;

     o the fact that realignment of the investment holdings of AWDGF before the effective date of the Acquisition is anticipated and associated costs would be borne by AWDGF;

     o the benefits of the Acquisition to persons other than AWDGF and its stockholders, in particular, the Adviser, which will benefit from the elimination of monitoring and administering AWDGF, a relatively small fund that is duplicative of its substantially similar and larger counterpart, AWDGF II;

     o    the fact that AWDGF II will assume all the liabilities of AWDGF;

     o    the expected federal income tax consequences of the Acquisition;

     o    whether  the  Acquisition   would  be  preferable  to  acquisition  by
          potential acquirers other than AWDGF II, including funds that are not sponsored by the Adviser;

     o    the fact that the costs of the Acquisition will be borne by AWDGF; and

     o the fact that the Adviser has agreed to indemnify AWDGF II for a three-year period against any undisclosed or other liability of AWDGF, to reimburse AWDGF II for any costs in connection with investigating any such liability and to continue certain insurance coverage for AWDGF for a three-year period.

     Also on September 13, 2006, the Board of Directors of AWDGF II (comprised of the same persons as the Board of AWDGF) approved the proposed Plan. No vote of stockholders of AWDGF II is required in connection with the Acquisition.

Description of Securities to be Issued

     Under the Plan, AWDGF II will issue additional shares of common stock for distribution to AWDGF. Under its Charter and Bylaws, AWDGF II may issue up to 100,000,000 shares of common stock, par value $.01 per share. Each share of AWDGF II represents an equal proportionate interest with other shares of the Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as authorized by the Board of Directors. Shares of AWDGF II entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of AWDGF II issued in the Acquisition will be fully paid and non-assessable.

Dividends and Other Distributions

     On or before the  Closing  Date,  as defined in the Plan,  AWDGF  will,  if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Surrender and Exchange of AWDGF Stock Certificates

     After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of AWDGF will be entitled to receive, upon surrender of the certificate, a certificate representing the number of AWDGF II shares distributable as a result of the Acquisition. Promptly, after the Plan's Effective Time, Computershare Trust Company, N.A. will mail to AWDGF's certificate holders instructions and a letter of transmittal for use in surrendering the certificates. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of AWDGF II shares, no dividends will be paid to holders of certificates of AWDGF until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on AWDGF II shares payable after the Effective Time, will be paid to the certificate holder, without interest, when that holder surrenders an AWDGF share certificate for exchange.

     Each AWDGF stockholder will receive the number of full shares of AWDGF II, plus fractional shares for stockholders that participate in a DRIP and cash in lieu of any fractional shares for non-DRIP stockholders, having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the stockholder's shares of AWDGF II. Stockholders of AWDGF will recognize no gain or loss, except with respect to any cash received in lieu of fractional AWDGF II shares by non-DRIP stockholders.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, the Funds will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Funds will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;
(ii) a stockholder of AWDGF will recognize no gain or loss on the exchange of the stockholder's shares of AWDGF solely for shares of AWDGF II, except with respect to cash received in lieu of a fractional share of AWDGF II by non-DRIP stockholders in connection with the Acquisition; (iii) neither AWDGF nor AWDGF II will recognize any gain or loss upon the transfer of all of the assets of AWDGF to AWDGF II in exchange for shares of AWDGF II (plus cash in lieu of certain fractional shares by non-DRIP stockholders) and the assumption by AWDGF II of the liabilities of AWDGF pursuant to a Plan or upon the distribution of shares of AWDGF II to stockholders of AWDGF (and cash to non-DRIP stockholders for their fractional shares) in exchange for shares of AWDGF; (iv) the holding period and tax basis of the assets of AWDGF acquired by AWDGF II will be the same as the holding period and tax basis that AWDGF had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of AWDGF II received in connection with the Acquisition by each stockholder of AWDGF (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of AWDGF surrendered in exchange therefor, decreased by any cash received by non-DRIP stockholders and increased by any gain recognized on the exchange; (vi) the holding period of shares of AWDGF II received in connection with the Acquisition by each stockholder of AWDGF (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of AWDGF surrendered in exchange therefor, provided that such AWDGF shares constitute capital assets in the hands of the stockholder as of the Closing Date; (vii) AWDGF II will succeed to the capital loss carryovers of AWDGF, if any, under section 381 of the Code, but the use by AWDGF II of any such capital loss carryovers (and of capital loss carryovers of AWDGF II) may be subject to limitation under section 383 of the Code; and (viii) any gain or loss realized by a non-DRIP stockholder of AWDGF upon the receipt of cash for a fractional share of AWDGF II to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the AWDGF shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     Stockholders of AWDGF are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those stockholders also are encouraged to consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Funds, see Appendix F.

Trading History and Share Price Data

     For information on the trading history and share price data for the Funds, see Appendix G.

                           INFORMATION ABOUT THE FUNDS

     AWDGF and AWDGF II are each a non-diversified, closed-end management investment company registered under the 1940 Act and organized as Maryland corporations in 1992 and 1993, respectively.

Management of the Funds

     The Board of Directors of each Fund directs the management of the business and affairs of the Fund. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of AWDGF II will continue to serve as the directors and officers of the combined Fund. Messrs. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas Peebles and Matthew Sheridan, members of the Adviser's Global Fixed Income Emerging Market Investment Team, are primarily responsible for day-to-day management of AWDGF's and AWDGF II's portfolios. Mr. DeNoon is a Senior Vice President of the Adviser with which he has been associated since prior to 2001. Mr. Grisales is an Assistant Vice President of the Adviser with which he has been associated since October 2001. Messrs. Mon and Sheridan are Vice Presidents of the Adviser with which they have been associated since prior to 2001. Mr. Peebles is an Executive Vice President of the Adviser with which he has been associated since prior to 2001. Subsequent to the consummation of the Acquisition, Messrs. DeNoon, Grisales, Mon, Peebles and Sheridan will continue to be primarily responsible for day-to-day management of the combined Fund.

     The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Advisory Agreement and Fees

     Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2006 totaling more than $625 billion (of which more than $88 billion represented the assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nations' FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million stockholder accounts.

     Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreements of AWDGF and AWDGF II, each of the Funds pays the Adviser an advisory fee at an annual rate of .90% of its average weekly net assets. Prior to October 1, 2005, each of the Funds paid the Adviser an advisory fee at an annual rate of 1.00% of its average weekly net assets. Such fee is accrued daily and paid monthly.

     The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors approving the investment advisory contracts of AWDGF and AWDGF II is available in AWDGF's Annual Report to Stockholders for AWDGF's fiscal year ended October 31, 2005 and AWDGF II's Semi-Annual Report for the six months ended September 30, 2005, respectively.

     The Adviser is the subject of certain legal proceedings instituted by the Securities and Exchange Commission and the Office of the New York Attorney General. A discussion of those proceedings is presented in Appendix H.

Administrator

     Under administration agreements, the Adviser serves as administrator for AWDGF and AWDGF II. Under the administration agreements, the Adviser performs standard administration services for the Funds.

     Pursuant to an Administration Agreement, effective October 1, 2005, AWDGF pays the Adviser an administrative fee in the amount of $106,000 per year for its costs incurred for providing administrative services and AWDGF II reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund, provided, however that the reimbursement may not exceed the prior fee of .15% of average weekly net assets. Prior to October 1, 2005, each of the Funds paid the Adviser an administration fee at an annual rate of .15% of its average weekly net assets.

Other Service Providers

     AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides stockholder services for the Funds. The Funds compensate ABIS for these services. The Bank of New York, One Wall Street, New York, NY 10286, serves as custodian for AWDGF and AWDGF II. Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940, serves as transfer agent for AWDGF and AWDGF II. The Bank of New York and Computershare Trust Company will serve, respectively, as custodian and transfer agent for the combined Fund. Ernst & Young LLP serves as the Funds' independent registered public accounting firm.

                               VOTING INFORMATION

     The Board of Directors of AWDGF has fixed the close of business on October 13, 2006 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Appendix I to this Prospectus/Proxy Statement lists the total number of AWDGF's shares outstanding as of that date entitled to vote at the Meeting. It also identifies holders of more than five percent of shares of each Fund, and contains information about the executive officers and Directors of each Fund and their shareholdings in each Fund.

     Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as telephoning toll free [__]-[____]. Owners of shares held through a broker or nominee (who is the stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a Proxy Card. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the applicable Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or, by telephone as indicated above), or by personally attending and voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Approval of the Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast. Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal.

     If any proposal, other than the Proposal, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. AWDGF has not received notice of, and is not aware of, any other matter to be presented at the Meeting.

     A quorum for the transaction of business by stockholders of AWDGF at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the Chairman of the Board of Directors may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting with no other notice than announcement at the Meeting, up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

     AWDGF has engaged The Altman Group, Inc. (the "Proxy Solicitor"), 60 East 42nd Street, Suite 405, New York, New York 10165 to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of $[________] from the Fund for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                  LEGAL MATTERS

     The validity of the shares offered hereby will be passed upon for AWDGF by Seward & Kissel LLP. Seward & Kissel LLP will rely upon the opinion of Venable LLP for certain matters relating to Maryland law.

                                     EXPERTS

     The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm for the Funds, 5 Times Square, New York, NY 10036, given on its authority as experts in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for the Funds is available at Appendix J.

          THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF
         THE ASSETS AND LIABILITIES OF ALLIANCE WORLD DOLLAR GOVERNMENT
        FUND, INC. BY ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC. AND
         THE DISSOLUTION OF ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

                                   APPENDIX A

                                    FEE TABLE

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a stockholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and the estimates for the pro forma combined Fund in its first year following the Acquisition.

--------------------------------------------------------------------------------
                                                                      AWDGF II
                                                  AWDGF   AWDGF II   (pro forma)
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
--------------------------------------------------------------------------------
     Sales Load (as a percentage of offering       None     None        None
     price)
--------------------------------------------------------------------------------
     Dividend Reinvestment Plan Fees(a)            None     None        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets
attributable to common shares)
--------------------------------------------------------------------------------
     Management Fees                               .90%     .90%        .90%
--------------------------------------------------------------------------------
     Interest Payments on Borrowed Funds           .09%     .08%        .08%
--------------------------------------------------------------------------------
     Other Expenses                                .46%     .13%        .12%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Annual Expenses                             1.45%    1.11%       1.10%
--------------------------------------------------------------------------------
Total Annual Expenses Net of Interest
--------------------------------------------------------------------------------
Payment on Borrowed Funds                         1.36%    1.03%(c)    1.02%
--------------------------------------------------------------------------------

----------
(a) There are no charges with respect to shares issued directly by a Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to a Fund's dividend reinvestment plan agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a Fund.

(b)  Based on estimated expenses.

(c) Assumes that the current lower advisory fee and the conversion of the administrative change from a fixed fee to a reimbursement of expenses subject to a 0.15% cap were in effect for a full year.

EXAMPLE

You would pay the following on a $1,000 investment assuming a 5% annual return. The Example assumes the reinvestment of all dividends and distributions at net asset value and reflects all recurring and nonrecurring fees.

-----------------------------------------------------
                                           AWDGF II
                     AWDGF    AWDGF II    (pro forma)
-----------------------------------------------------
After 1 Year          $15        $11         $11
-----------------------------------------------------
After 3 Years         $46        $35         $35
-----------------------------------------------------
After 5 Years         $79        $61         $61
-----------------------------------------------------
After 10 Years        $174      $135         $134
-----------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Expenses and Example presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the AWDGF are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of AWDGF II or the Adviser. Consequently, the Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

                                   APPENDIX B

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

---------------------------------------------------------------------------------------------------
                           AWDGF                         AWDGF II                   Differences
---------------------------------------------------------------------------------------------------
                                        Investment Objective
---------------------------------------------------------------------------------------------------
Investment     The Fund's investment           The Fund's primary investment   As a practical
Objective      objective is to seek high       objective is to seek high       matter, the Funds'
               current income by investing     current income. Its secondary   primary investment
               exclusively in fixed income     investment objective is         objectives are
               securities denominated in       capital appreciation. (F)       identical.
               U.S. dollars. (F)
---------------------------------------------------------------------------------------------------
                                      Investment Policies(1)
---------------------------------------------------------------------------------------------------
Status         The Fund is non-diversified.    The Fund is non-diversified.    None.
---------------------------------------------------------------------------------------------------
Investment     The Fund will invest, under     The Fund will normally invest   As a practical
Policies       normal circumstances, at        at least 80% of its total       matter, the Funds'
               least 80% of its net assets     assets in U.S.                  investment policies
               in U.S. dollar denominated      dollar-denominated debt         are substantially
               debt obligations issued or      securities issued or            identical because
               guaranteed by foreign           guaranteed by foreign           both Funds invest
               governments and zero coupon     governments, including          primarily in
               obligations issued or           participations in loans         Sovereign Debt
               guaranteed by the U.S.          between foreign governments     Obligations.
               Government, its agencies or     and financial institutions
               instrumentalities.              and interests in entities
                                               organized and operated for
               Under normal circumstances,     the purpose of restructuring
               the Fund invests at least 75%   the investment
               of its total assets in a        characteristics of
               combination of (i) U.S.         instruments issued or
               dollar-denominated debt         guaranteed by foreign
               obligations issued or           governments ("Sovereign Debt
               guaranteed by foreign           Obligations"). The balance of
               governments, including          the Fund's investment
               participations in loans         portfolio, up to 20% of its
               between foreign governments     total assets, may be invested
               and financial institutions,     in U.S. corporate fixed
               and interests in entities       income securities.
               organized and operated for
               the purpose of restructuring    The Fund will invest at least
               the investment                  65% of its total assets in
               characteristics of              Sovereign Debt Obligations.
               instruments issued or           (F)
               guaranteed by foreign
               governments ("Sovereign Debt    The Fund will emphasize
               Obligations") and (ii) zero     investments in the Sovereign
               coupon obligations issued or    Debt Obligations of countries
               guaranteed by the U.S.          that are considered emerging
               government, its agencies or     market countries at the time
               instrumentalities ("Zero        of purchase.
               Coupon Obligations"). (F)

               The Fund invests
               substantially all of its
               assets in Sovereign Debt
               Obligations and Zero Coupon
               Obligations.
---------------------------------------------------------------------------------------------------
U.S.                                           The Fund may invest up to 20%   AWDGF II has the
Corporate                                      of its total assets in U.S.     fixed flexibility to
Fixed Income                                   corporate income securities     invest in U.S.
Securities                                     which include debt              corporate fixed
                                               securities, convertible         income securities
                                               securities and preferred        while AWDGF does
                                               stocks of corporate issuers.    not.
---------------------------------------------------------------------------------------------------
Securities     The Fund will not invest 25%    The Fund will not invest 25%    As a practical
of Any One     or more of its total assets     or more of its total assets     matter, he Funds'
Country        in the Sovereign Debt           in the Sovereign Debt           investment policies
               Obligations of any one          Obligations of any one of       are identical.
               country.                        Argentina, Brazil, Mexico,
                                               Morocco, the Philippines,
                                               Russia or Venezuela (or of
                                               any other single foreign
                                               country), and the Fund does
                                               not expect to invest more
                                               than 5% of its total assets
                                               in the Sovereign Debt
                                               Obligations of any other
                                               single foreign country.
---------------------------------------------------------------------------------------------------
High Yield     Substantially all of the        Substantially all of the        In practice, the
Debt           Fund's assets may be invested   Fund's investments in           Funds' investment
Securities     in high yield, high risk debt   Sovereign Debt Obligations      policies are
               securities that are low-rated   and U.S. corporate fixed        identical.
               (i.e., below investment         income securities will be in
               grade) or unrated and in both   high yield, high risk debt
               cases that are considered to    securities that are low-rated
               be predominantly speculative    (i.e., below investment
               as regards the issuer's         grade) or unrated and in both
               capacity to pay interest and    cases that are considered to
               repay principal.                be predominantly speculative
                                               as regards the issuer's
                                               capacity to pay interest and
                                               repay principal.
---------------------------------------------------------------------------------------------------
Structured     The Fund may invest up to 25%   The Fund may invest up to 25%   None.
Securities     of its total assets in          of its total assets in
               interests in entities           interests in entities
               organized and operated solely   organized and operated solely
               for the purpose of              for the purpose of
               restructuring the investment    restructuring the investment
               characteristics of Sovereign    characteristics of Sovereign
               Debt Obligations.               Debt Obligations.
---------------------------------------------------------------------------------------------------
Loan           The Fund may invest in fixed    The Fund may invest in fixed    The Funds'
Participa-     and floating rate loans         and floating rate loans         investment policies
tions          ("Loans") arranged through      ("Loans") arranged through      are identical.
and            private negotiations between    private negotiations between
Assignments    an issuer of Sovereign Debt     an issuer of Sovereign Debt
               Obligations and one or more     Obligations and one or more
               financial institutions          financial institutions
               ("Lenders"). The Fund's         ("Lenders"). The Fund's
               investments in Loans are        investments in Loans are
               expected in most instances to   expected in most instances to
               be in the form of               be in the form of
               participations in Loans         participations in Loans
               ("Participations") and          ("Participations") and
               assignments of all or a         assignments of all or a
               portion of Loans                portion of Loans
               ("Assignments") from third      ("Assignments") from third
               parties. The Fund may invest    parties. The Fund may invest
               up to 25% of its total assets   up to 25% of its total assets
               in Participations and           in Participations and
               Assignments. The government     Assignments. The government
               that is the borrower on the     that is the borrower on the
               Loan will be considered by      Loan will be considered by
               the Fund to be the issuer of    the Fund to be the issuer of
               a Participation or Assignment   a Participation or Assignment
               for purposes of the Fund's      for purposes of the Fund's
               fundamental investment policy   fundamental investment policy
               that it will not invest 25%     that it will not invest 25%
               or more of its total assets     or more of its total assets
               in securities of issuers        in securities of issuers
               conducting their principal      conducting their principal
               business activities in the      business activities in the
               same industry (for this         same industry (i.e., foreign
               purpose, each foreign           government).
               government is treated as a
               separate industry).
---------------------------------------------------------------------------------------------------
Concentra-     The Fund will not invest 25%    The Fund will not invest 25%    None.
tion           or more of its total assets     or more of its total assets
               (valued at the time of          (valued at the time of
               investment) in securities of    investment) in securities of
               issuers conducting their        issuers conducting their
               principal business activities   principal business activities
               in the same industry, except    in the same industry, except
               that this restriction does      that this restriction does
               not apply to U.S. Government    not apply to U.S. Government
               Securities. (F)                 Securities. (F)
---------------------------------------------------------------------------------------------------
Loans          The Fund will not make loans    The Fund will not make loans    None.
               except through (i) the          except through (i) the
               purchase of debt obligations    purchase of debt obligations
               in accordance with its          in accordance with its
               investment objective and        investment objective and
               policies; (ii) the lending of   policies; (ii) the lending of
               portfolio securities; or        portfolio securities; or
               (iii) the use of repurchase     (iii) the use of repurchase
               agreements. (F)                 agreements. (F)
---------------------------------------------------------------------------------------------------
Borrowing      The Fund may not borrow money   The Fund may not borrow money   As a practical
and Senior     or issue senior securities,     or issue senior securities,     matter, the Funds'
Securities     except that the Fund may        except that (a) the Fund may    investment policies
               borrow from a bank or other     borrow from a bank or other     are the same.
               entity in a privately           entity in a privately
               arranged transaction for (i)    arranged transaction for (i)
               the repurchase and/or tenders   the repurchase and/or tenders
               for its shares or to pay        for its shares or to pay
               dividends for purposes of       dividends for purposes of
               complying with the Internal     complying with the Internal
               Revenue Code of 1986, as        Revenue Code of 1986, as
               amended, if after such          amended, if after such
               borrowing there is asset        borrowing there is asset
               coverage of at least 300% as    coverage of at least 300% as
               defined in the 1940 Act and     defined in the 1940 Act and
               (ii) temporary purposes in an   (ii) temporary purposes in an
               amount not exceeding 5% of      amount not exceeding 5% of
               the value of the total assets   the value of the total assets
               of the Fund. (F)                of the Fund ; (b) the Fund
                                               may enter into reverse
                                               repurchase agreements and
                                               dollar rolls; and (c) the
                                               Fund may write put and call
                                               options. (F)
---------------------------------------------------------------------------------------------------
Borrowings     The Fund may borrow from a      The Fund may borrow from a      None.
               bank or other entity in a       bank or other entity in a
               privately arranged              privately arranged
               transaction to the maximum      transaction to the maximum
               extent permitted under the      extent permitted under the
               1940 Act, but only in order     1940 Act, but only in order
               to finance the repurchase       to finance the repurchase
               and/or tenders of its shares    and/or tenders of its shares
               or to pay distributions for     or to pay distributions for
               purposes of complying with      purposes of complying with
               the Code.                       the Code.

               The 1940 Act requires the       The 1940 Act requires the
               Fund to maintain "asset         Fund to maintain "asset
               coverage" of not less than      coverage" of not less than
               300% of its "senior             300% of its "senior
               securities representing         securities representing
               indebtedness" as those terms    indebtedness" as those terms
               are defined and used in the     are defined and used in the
               1940 Act. In addition, the      1940 Act. In addition, the
               Fund may not pay any cash       Fund may not pay any cash
               dividend or make any cash       dividend or make any cash
               distribution to stockholders    distribution to stockholders
               if, after the dividend or       if, after the dividend or
               distribution, there would be    distribution, there would be
               less than 300% asset coverage   less than 300% asset coverage
               of a senior security            of a senior security
               representing indebtedness for   representing indebtedness for
               borrowings (excluding for       borrowings (excluding for
               this purpose certain            this purpose certain
               evidences of indebtedness       evidences of indebtedness
               made to a bank or other         made to a bank or other
               entity and privately            entity and privately
               arranged, and not intended to   arranged, and not intended to
               be publicly distributed).       be publicly distributed).

               The Fund may also borrow for    The Fund may also borrow for
               temporary purposes in an        temporary purposes in an
               amount not exceeding 5% of      amount not exceeding 5% of
               the value of the total assets   the value of the total assets
               of the Fund. Such borrowings    of the Fund. Such borrowings
               are not subject to the asset    are not subject to the asset
               coverage restrictions set       coverage restrictions set
               forth in the preceding          forth in the preceding
               paragraph.                      paragraph.
---------------------------------------------------------------------------------------------------
Money          The Fund may also at any time   The Fund may also at any        As a practical
Market         temporarily invest funds        time, with respect to up to     matter, the Funds'
Instruments    awaiting reinvestment or held   20% of its total assets,        investment policies
               for reserves for dividends      temporarily invest funds        are the same.
               and other distributions to      awaiting reinvestment or held
               stockholders in such U.S.       for reserves for dividends
               dollar-denominated money        and other distributions to
               market instruments.             stockholders in such U.S.
                                               dollar-denominated money
                                               market instruments.
---------------------------------------------------------------------------------------------------
Zero Coupon    The Zero Coupon Obligations                                     AWDGF II does not
Obligations    in which the Fund may invest                                    have an investment
               include Treasury bills and                                      policy to invest in
               the principal components of                                     zero coupon obligations.
               U.S. Treasury bonds, U.S.
               Treasury notes and
               obligations of U.S.
               government agencies or
               instrumentalities.
---------------------------------------------------------------------------------------------------
Options        The Fund may write covered      Same.                           None.
               put and call options and
               purchase put and call options
               that are traded on U.S. and
               foreign securities exchanges
               and over-the-counter,
               including options on market
               indices. The Fund may also
               write call options for
               cross-hedging purposes. There
               are no specific limitations
               on the Fund's writing and
               purchasing of options.
---------------------------------------------------------------------------------------------------
Warrants       The Fund may invest in          The Fund may invest in          None.
               warrants, which are             warrants, which are
               securities permitting, but      securities permitting, but
               not obligating, their holder    not obligating, their holder
               to subscribe for other          to subscribe for other
               securities. The Fund may        securities. The Fund may
               invest in warrants for debt     invest in warrants for debt
               securities or warrants for      securities or warrants for
               equity securities that are      equity securities that are
               acquired as units with debt     acquired as units with debt
               instruments.                    instruments.
---------------------------------------------------------------------------------------------------
Illiquid       The Fund may invest up to 50%   The Fund may invest up to 50%   None.
Securities     of its total assets in          of its total assets in
               securities that are not         securities that are not
               readily marketable. These       readily marketable. These
               securities include, among       securities include, among
               others, (i) direct placements   others, (i) direct placements
               or other securities that are    or other securities which are
               subject to legal or             subject to legal or
               contractual restrictions on     contractual restrictions on
               resale or for which there is    resale or for which there is
               no readily available market     no readily available market
               (e.g., trading in the           (e.g., trading in the
               security is suspended or, in    security is suspended or, in
               the case of unlisted            the case of unlisted
               securities, market makers do    securities, market makers do
               not exist or will not           not exist or will not
               entertain bids or offers),      entertain bids or offers),
               and (ii) repurchase             and (ii) repurchase
               agreements not terminable       agreements not terminable
               within seven days. Securities   within seven days. Securities
               eligible for resale under       eligible for resale under
               Rule 144A under the             Rule 144A under the
               Securities Act, that have       Securities Act of 1933, as
               legal or contractual            amended (the "1933 Act"),
               restrictions on resale but      that have legal or
               have a readily available        contractual restrictions on
               market are not deemed           resale but have a readily
               securities not readily          available market are not
               marketable for purposes of      deemed securities not readily
               this limitation.                marketable for purposes of
                                               this limitation.
---------------------------------------------------------------------------------------------------
Interest       The Fund may enter into         The Fund may enter into         The Funds'
Rate           interest rate swaps and may     interest rate swaps and may     investment policies
Transac-       purchase or sell (i.e.,         purchase or sell (i.e.,         are identical.
tions          write) interest rate caps and   write) interest rate caps and
               floors. The Fund expects to     floors. The Fund expects to
               enter into these transactions   enter into these transactions
               primarily to preserve a         primarily to preserve a
               return or spread on a           return or spread on a
               particular investment or        particular investment or
               portion of its portfolio. The   portion of its portfolio. The
               Fund may also enter into        Fund may also enter into
               these transactions to protect   these transactions to protect
               against any increase in the     against any increase in the
               price of securities the Fund    price of securities the Fund
               anticipates purchasing at a     anticipates purchasing at a
               later date. The Fund does not   later date. The Fund does not
               intend to use these             intend to use these
               transactions in a speculative   transactions in a speculative
               manner.                         manner.
---------------------------------------------------------------------------------------------------
Forward        The Fund may enter into         The Fund may enter into         None.
Commitments    forward commitments for the     forward commitments for the
               purchase or sale of             purchase or sale of
               securities. Such transactions   securities. Such transactions
               may include purchases on a      may include purchases on a
               "when-issued" basis or          "when-issued" basis or
               purchases or sales on a         purchases or sales on a
               "delayed delivery" basis. In    "delayed delivery" basis. In
               some cases, a forward           some cases, a forward
               commitment may be conditioned   commitment may be conditioned
               upon the occurrence of a        upon the occurrence of a
               subsequent event, such as       subsequent event, such as
               approval and consummation of    approval and consummation of
               a debt restructuring (i.e., a   a debt restructuring (i.e., a
               "when, as and if issued"        "when, as and if issued"
               trade).                         trade).
---------------------------------------------------------------------------------------------------
Loans of       The Fund may make secured       The Fund may make secured       None.
Portfolio      loans of its portfolio          loans of its portfolio
Securities     securities to entities with     securities to entities with
               which it can enter into         which it can enter into
               repurchase agreements,          repurchase agreements,
               provided that cash and/or       provided that cash and/or
               U.S. Government Securities      U.S. Government Securities
               equal to at least 100% of the   equal to at least 100% of the
               market value of the             market value of the
               securities loaned are           securities loaned are
               deposited and maintained by     deposited and maintained by
               the borrower with the Fund.     the borrower with the Fund.

               The Fund does not lend          The Fund will not lend
               portfolio securities in         portfolio securities in
               excess of 30% of the value of   excess of 30% of the value of
               its total assets, nor lend      its total assets, nor lend
               its portfolio securities to     its portfolio securities to
               any officer, director,          any officer, director,
               employee or affiliate of the    employee or affiliate of the
               Fund or Alliance.               Fund or the Adviser.
---------------------------------------------------------------------------------------------------
Repurchase     The Fund may enter into         The Fund may enter into         None.
Agreements     repurchase agreements           repurchase agreements
               pertaining to the types of      pertaining to the types of
               securities in which it          securities in which it
               invests with member banks of    invests with member banks of
               the Federal Reserve System or   the Federal Reserve System or
               "primary dealers" (as           "primary dealers" (as
               designated by the Federal       designated by the Federal
               Reserve Bank of New York) in    Reserve Bank of New York) in
               securities in which the Fund    securities in which the Fund
               may invest. The Fund may        may invest. The Fund may
               enter into repurchase           enter into repurchase
               agreements with respect to up   agreements with respect to up
               to 35% of its total assets.     to 35% of its total assets.
               The Fund currently enters       The Fund currently enters
               into repurchase agreements      into repurchase agreements
               only with its custodian and     only with its custodian and
               such primary dealers.           such primary dealers.
---------------------------------------------------------------------------------------------------
Reverse        The Fund may also use reverse   The Fund may also use reverse   None.
Repurchase     repurchase agreements and       repurchase agreements and
Agreements     dollar rolls as part of its     dollar rolls as part of its
and Dollar     investment strategy.            investment strategy.
Rolls
               Under the requirements of the   Under the requirements of the
               1940 Act, the Fund is           1940 Act, the Fund is
               required to maintain an asset   required to maintain an asset
               coverage of at least 300% of    coverage of at least 300% of
               all borrowings. The Fund does   all borrowings. The Fund does
               not engage in reverse           not expect to engage in
               repurchase agreements and       reverse repurchase agreements
               dollar rolls with respect to    and dollar rolls with respect
               greater than 33% of its total   to greater than 33% of its
               assets less liabilities         total assets less liabilities
               (other than the amount          (other than the amount
               borrowed).                      borrowed).
---------------------------------------------------------------------------------------------------
Standby        The Fund may from time to       The Fund may from time to       None.
Commitment     time enter into standby         time enter into standby
Agreements     commitment agreements.          commitment agreements.

               The Fund enters into such       The Fund will enter into such
               agreements only for the         agreements only for the
               purpose of investing in the     purpose of investing in the
               security underlying the         security underlying the
               commitment at a yield and       commitment at a yield and
               price that are considered       price that are considered
               advantageous to the Fund and    advantageous to the Fund and
               that are unavailable on a       that are unavailable on a
               firm commitment basis. The      firm commitment basis. The
               Fund will not enter into a      Fund will not enter into a
               standby commitment with a       standby commitment with a
               remaining term in excess of     remaining term in excess of
               45 days and will limit its      45 days and will limit its
               investment in such              investment in such
               commitments so that the         commitments so that the
               aggregate purchase price of     aggregate purchase price of
               the securities subject to the   the securities subject to the
               commitments, together with      commitments, together with
               the value of portfolio          the value of portfolio
               securities that are not         securities that are not
               readily marketable, will not    readily marketable, will not
               exceed 50% of its assets        exceed 50% of its assets
               taken at the time of            taken at the time of
               acquisition of such             acquisition of such
               commitment of security.         commitment of security.
---------------------------------------------------------------------------------------------------
Pledge,        The Fund may not pledge,        The Fund may not pledge,        None.
Hypothecate,   hypothecate, mortgage or        hypothecate, mortgage or
Mortgage or    otherwise encumber its          otherwise encumber its
Encumber       assets, except to secure        assets, except to secure
Assets         permitted borrowings. (F)       permitted borrowings. (F)
---------------------------------------------------------------------------------------------------
Investments    The Fund may not invest in      The Fund may not invest in      None.
for Control    companies for the purpose of    companies for the purpose of
               exercising control. (F)         exercising control. (F)
---------------------------------------------------------------------------------------------------
Short Sales    The Fund may not make short     The Fund may not make short     None.
               sales of securities or          sales of securities or
               maintain a short position,      maintain a short position,
               unless at all times when a      unless at all times when a
               short position is open it       short position is open it
               owns an equal amount of such    owns an equal amount of such
               securities or securities        securities or securities
               convertible into or             convertible into or
               exchangeable for, without       exchangeable for, without
               payment of any further          payment of any further
               consideration, securities of    consideration, securities of
               the same issue as, and equal    the same issue as, and equal
               in amount to, the securities    in amount to, the securities
               sold short ("short sales        sold short ("short sales
               against the box"), and unless   against the box"), and unless
               not more than 10% of the        not more than 10% of the
               Fund's net assets (taken at     Fund's net assets (taken at
               market value) is held as        market value) is held as
               collateral for such sales at    collateral for such sales at
               any one time (it being the      any one time (it being the
               Fund's present intention to     Fund's present intention to
               make such sales only for the    make such sales only for the
               purpose of deferring            purpose of deferring
               realization of gain or loss     realization of gain or loss
               for federal income tax          for federal income tax
               purposes). (F)                  purposes). (F)
---------------------------------------------------------------------------------------------------
Real Estate    The Fund may not purchase or    The Fund may not purchase or    In practice, the
               sell real estate, except that   sell real estate, except that   Funds' investment
               it may purchase and sell        it may purchase and sell        policies are
               securities of companies which   securities of companies which   identical.
               deal in real estate or          deal in real estate or
               interests therein and           interests therein and
               securities that are secured     securities that are secured
               by real estate, provided such   by real estate, provided such
               securities are Sovereign Debt   securities are securities of
               Obligations. (F)                the type in which the Fund
                                               may invest. (F)
---------------------------------------------------------------------------------------------------
Oil, Gas       The Fund may not invest in      The Fund may not invest in      None.
and            interests in oil, gas, or       interests in oil, gas, or
Minerals       other mineral exploration or    other mineral exploration or
               development programs. (F)       development programs. (F)
---------------------------------------------------------------------------------------------------
Margin         The Fund may not purchase       The Fund may not purchase       None.
               securities on margin, except    securities on margin, except
               for such short-term credits     for such short-term credits
               as may be necessary for the     as may be necessary for the
               clearance of transactions.(F)   clearance of transactions.(F)
---------------------------------------------------------------------------------------------------
Underwriting   The Fund may not act as an      The Fund will not act as an     As a practical matter,
Securities     underwriter of securities,      underwriter of securities,      the Funds' investment
               except that the Fund may        except that the Fund may        policies are identical.
               acquire restricted securities   acquire restricted securities
               under circumstances in which,   under circumstances in which,
               if such securities were sold,   if such securities were sold,
               the Fund might be deemed to     the Fund might be deemed to be
               be an underwriter for           an underwriter for purposes of
               purposes of the Securities      the 1933 Act.
               Act of 1933. (F)
---------------------------------------------------------------------------------------------------
Commodities    The Fund will not purchase or   The Fund may not purchase or    As a practical
               sell commodities or commodity   sell commodities or commodity   matter, the Funds'
               contracts.                      contracts, including futures    investment policies
                                               contracts (except forward       are identical.
                                               commitment contracts or
                                               contracts for the future
                                               acquisition or delivery of
                                               debt securities). (F)
---------------------------------------------------------------------------------------------------
Portfolio      The Fund may engage in active   The Fund is actively managed    As a practical
Turnover       short-term trading to benefit   and, in some cases in           matter, the Funds'
               from yield disparities among    response to market              investment policies
               different issues of             conditions, the Fund's          are identical.
               securities, to seek             portfolio turnover may exceed
               short-term profits during       100%.
               periods of fluctuating
               interest rates or for other
               reasons. Such trading will
               increase the Fund's rate of
               turnover and the incidence of
               short-term capital gain
               taxable as ordinary income.
               Alliance anticipates that the
               annual turnover in the Fund
               will not be in excess of 500%
               (excluding turnover of
               securities having a maturity
               of one year or less).
---------------------------------------------------------------------------------------------------
Investments    In accordance with the 1940     The Fund may invest in other    As a practical
in Other       Act, the Fund may invest up     investment companies whose      matter, the Funds'
Investment     to 10% of its total assets in   investment objectives and       investment policies
Companies      securities of other             policies are consistent with    are identical.
               investment companies. In        those of the Fund. In
               addition, under the 1940 Act    accordance with the 1940 Act,
               the Fund may not own more       the Fund may invest up to 10%
               than 3% of the total            of its total assets in
               outstanding voting stock of     securities of other
               any investment company and      investment companies. In
               not more than 5% of the value   addition, under the 1940 Act
               of the Fund's total assets      the Fund may not own more
               may be invested in the          than 3% of the total
               securities of any investment    outstanding voting stock of
               company.                        any investment company and
                                               not more than 5% of the value
                                               of the Fund's total assets
                                               may be invested in the
                                               securities of any investment
                                               company.
---------------------------------------------------------------------------------------------------

------------
(1) Policies with the notation "F" are fundamental policies, which means that they may not be changed without a stockholder vote..

                                   APPENDIX C

                   DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

          Among the principal risks of investing in a Fund are market risk, interest rate risk, credit risk, leverage risk, foreign (non-U.S.) risk, emerging market risk, currency risk, derivatives risk, liquidity risk and management risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

--------------------------------------------------------------------------------
Market Risk and            This is the risk that the value of a Fund's
Net Asset Value            investments will fluctuate as the stock or bond
of Shares                  markets fluctuate and that prices overall will
                           decline over shorter- or longer-term periods. Shares of common stock of closed-end investment companies, such as the Funds, frequently trade at a discount to their NAVs. Whether an investor will realize gains or losses upon the sale of shares of a Fund does not depend directly upon changes in the Fund's NAV, but rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of the shares of each Fund is determined by such factors as relative demand for and supply of the shares in the market, general market and economic conditions, changes in the Fund's NAV and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that each Fund's NAV may decrease.

--------------------------------------------------------------------------------
Interest Rate Risk         Changes in interest rates will affect the yield and
                           value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities or durations.

--------------------------------------------------------------------------------
Credit Risk                This is the risk that the issuer or the guarantor of
                           a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating.
                           Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

--------------------------------------------------------------------------------
Leverage Risk              When a Fund borrows money or otherwise leverages its
                           portfolio, it may be volatile because leverage tends to ex-aggregate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

--------------------------------------------------------------------------------
Foreign (Non-U.S.) Risk    A Fund's investments in foreign (non-U.S.) securities
                           may experience more rapid and extreme changes in value than investments in securities of U.S.
                           companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers.
                           Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

--------------------------------------------------------------------------------
Emerging Market Risk       Foreign investment risk may be particularly high to
                           the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.)
                           countries.

--------------------------------------------------------------------------------
Currency Risk              This is the risk that fluctuations in the exchange
                           rates between the U.S. Dollar and foreign (non-U.S.)
                           currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.
                           When AWDGF II expands its investments to non-U.S.
                           Dollar-denominated debt securities, the Fund will be exposed to increased currency risk.

--------------------------------------------------------------------------------
Derivatives Risk           The Funds may use derivatives. These investment
                           strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

--------------------------------------------------------------------------------
Liquidity Risk             Liquidity risk exists when particular investments are
                           difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

--------------------------------------------------------------------------------
Non-Diversification Risk   A Fund may have more risk if it is "non-diversified"
                           meaning that it can invest more of its assets in a smaller number of companies than many other funds.

--------------------------------------------------------------------------------
Management Risk            Each Fund is subject to management risk because it is
                           an actively managed investment portfolio. The Adviser
                           will apply its investment techniques and risk
                           analyses in making investment decisions for each
                           Fund, but there can be no guarantee that its
                           decisions will produce the desired results.
--------------------------------------------------------------------------------

                                   APPENDIX D
                                OTHER INFORMATION

The following information provides only a summary of the key features of the organizational structure, governing documents, and stockholder services of the Funds.

Each Fund is organized as a Maryland corporation. The Bylaw provisions that govern each of the Funds are the same. Unless noted below, there are no significant differences between the Funds in terms of their respective corporate organizational structures.

The procedures available to a Fund's stockholders for calling stockholders' meetings and for the removal of directors are the same. Under the Funds' charters, a director may be removed only for cause at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of 75% of all the votes entitled to be cast for the election of directors. Stockholder-requested special meetings of stockholders for any purpose may be called by a Fund's Secretary only upon the written request of holders of shares entitled to cast not less than a majority of the votes entitled to be cast at a meeting.

Except as otherwise required by law, the presence in person or by proxy of the holders of a majority of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of a Fund. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to various exceptions, each Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Bylaws of each Fund provides that each director shall be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. For other matters not requiring a vote under the 1940 Act, when a quorum is present, the affirmative vote of a majority of the votes cast shall decide any question brought before such meeting unless a statute or charter requires a higher voting margin.

Shares of Common Stock of the Funds
-----------------------------------

There are no subscription/preemptive or exchange rights under any of the charters. Each share of a Fund has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

Distributions
-------------

The Funds intend to distribute all of their net investment income. Dividends from such net investment income will be declared and paid monthly to stockholders. All net realized long or short-term capital gains, if any, will be distributed at least annually. To permit a Fund to maintain a more stable monthly distribution, a Fund may, from time to time, pay out less than the entire amount of net investment income and net realized short-term capital gains earned in any particular period. Any such amount retained by a Fund would be available to stabilize future distributions. As a result, distributions paid by a Fund for any particular period may be more or less than the amount of net investment income and net realized short-term capital gains actually earned by the Fund during such period. There are no assurances that a Fund will be able to maintain a constant level of monthly distributions to stockholders.

Distributions are taxable to stockholders as ordinary income or capital gains. Stockholders may be proportionately liable for taxes on income and gains of a Fund but stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Fund distributes written notice to stockholders regarding the tax status of all distributions made during each calendar year.

Dividend Reinvestment Plans
---------------------------

Stockholders of a Fund whose shares are registered in their own names may elect to be participants in a Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Assuming the Acquisition is approved, the DRIP stockholders of AWDGF will automatically be enrolled in the DRIP for AWDGF II. Computershare Trust Company (the "Agent") acts as the agent for participants under the AWDGF II DRIP. Stockholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the DRIP, unless the automatic reinvestment service is not provided by the particular broker or nominee or the stockholder elects to receive distributions in cash.

Stockholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by Computershare Trust Company as dividend paying agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

All correspondence concerning the DRIP for AWDGF II should be directed to Computershare Trust Company, P.O. Box 43011, Providence, RI 02940-3011.

Repurchase of Shares
--------------------

Each Fund's Board of Directors has determined that it would be in the interest of stockholders of a Fund to attempt to reduce or eliminate any market value discount should it exist. To that end, each Fund's Board of Directors presently contemplates that a Fund would from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at net asset value. AWDGF II's policy also states that the Fund would take such actions and the Board would only consider such actions if the Fund's shares had been trading at a discount to NAV in excess of 5% as of the last day of each week in the 12 weeks preceding a Board meeting. The Boards of Directors presently intend each quarter to consider the making of a tender offer. A Board of Directors may at any time, however, decide that a Fund should not make a tender offer.

Any tender offer made by a Fund will be at a price equal to the NAV of the shares on a date subsequent to receipt by the Fund of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities and Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by a Board of Directors, a stockholder wishing to accept the offer will be required to tender all (and not less than all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the Code). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's stockholders will be able to obtain the Fund's current net asset value by use of a toll-free telephone number.

Certain Anti-Takeover Provisions of the Funds' Charters and Bylaws
------------------------------------------------------------------

The Funds presently have provisions in their Charters and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions.

The Board of Directors of each Fund is divided into three classes, each having a term of three years. Each class of Directors serves for a three year term. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for reelections and under SEC regulations procedures are available for including stockholder proposals in management's annual proxy statement). Such a system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for a Fund's stockholders to change the majority of directors. Generally, under a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and certain amendments to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Charter relating to such transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any corporation, person or other entity;

          (ii) issuance of any securities of the Fund to any corporation, person or other entity for cash;

         (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of a Fund's assets the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

Indemnification and Liability of Directors and Officers
-------------------------------------------------------

The charters of each of the Funds generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Each Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX E

            FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
               AMONG ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.,
    ALLIANCEBERNSTEIN L.P. AND ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.


                AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
        RELATING TO THE ACQUISITION OF ALL OF THE ASSETS AND LIABILITIES
                 OF ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.


                                      As of

                               [__________], 2006

     This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made as of this [__] day of [________], 2006, by and among ________________ (the
"Acquiring Fund"), a Maryland corporation, _________________ (the "Acquired Fund"), a Maryland corporation, and AllianceBernstein L.P. (the "Adviser").

     WHEREAS, the Acquiring Fund and the Acquired Fund are closed-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Exchange Act of 1934, as amended (the "1934 Act") and shares of common stock of each Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");

     WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of equal net asset value of the Acquiring Fund and the distribution of such shares of the Acquiring Fund to the stockholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

     WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

     1.   Definitions

          In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act......................    Securities Act of 1933, as amended.

Acquiring Fund Share..........    A share of common stock of the Acquiring Fund.

Assets........................    All  assets  of any  kind  and all  interests,
                                  rights,    privileges   and   powers   of   or
                                  attributable  to  the  Acquired  Fund  or  its
                                  shares,   as   appropriate,   whether  or  not
                                  determinable at the appropriate Effective Time
                                  and  wherever  located,   including,   without
                                  limitation,   all  cash,   cash   equivalents,
                                  securities,   claims   (whether   absolute  or
                                  contingent,   known  or  unknown,  accrued  or
                                  unaccrued  or   conditional   or   unmatured),
                                  contract  rights  and  receivables  (including
                                  dividend  and interest  receivables)  owned by
                                  the  Acquired  Fund  or  attributable  to  its
                                  shares and any  deferred  or prepaid  expense,
                                  other    than    unamortized    organizational
                                  expenses,  shown as an  asset on the  Acquired
                                  Fund's books.

Closing Date..................    Shall be on such date  following the date that
                                  stockholders of the Acquired Fund approve the Plan, as the parties may agree.

Effective Time................    5:00 p.m. Eastern Time on the Closing Date, or
                                  such other time as the parties may agree to in writing.

Financial Statements..........    The  audited   financial   statements  of  the
                                  relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund..........................    The Acquiring  Fund and/or the Acquired  Fund,
                                  as the case may be.

Liabilities...................    All  liabilities,  expenses and obligations of
                                  any  kind  whatsoever  of the  Acquired  Fund,
                                  whether   known   or   unknown,   accrued   or
                                  unaccrued,    absolute   or    contingent   or
                                  conditional or unmatured, except that expenses
                                  of  the  Acquisition,   if  any,  contemplated
                                  hereby  to  be  paid  by  the  Acquired   Fund
                                  pursuant to Section 25 of this Plan, which shall not be assumed or paid by the Acquiring
                                  Fund, shall not fall within the definition of Liabilities for purposes of this Plan.

N-14 Registration Statement...    The  Registration  Statement of the  Acquiring
                                  Fund on Form N-14 under the 1940 Act that will
                                  register  the  Acquiring  Fund  Shares  to  be
                                  issued in the Acquisition and will include the
                                  proxy materials necessary for the stockholders
                                  of  the   Acquired   Fund   to   approve   the
                                  Acquisition.

Valuation Time................    The close of  regular  session  trading on the
                                  NYSE on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquiring Fund Share and the Acquired Fund determines the net value of the Assets.

NAV...........................    A Fund's  net  asset  value is  calculated  by
                                  valuing   and   totaling   assets   and   then
                                  subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

     2.   Regulatory Filings

          The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

     3.   Stockholder Action

          As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Plan and such other matters as the Board of Directors may determine. Such approval by the stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

     4.   Transfer of the Acquired Fund's Assets.

          The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

          (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

          (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under section 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on [__________], and the short taxable year beginning on [__________], and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

          (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

          (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

          (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

               (1) The value of the Assets less the Liabilities, both determined as of the Valuation Time, shall be divided by the then NAV of one Acquiring Fund Share, and, in exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of full Acquiring Fund Shares so determined that are allocable to all shares held by or for those stockholders of the Acquired Fund on a stockholder by stockholder basis plus fractional Acquiring Fund Shares, rounded to the second decimal place or such other decimal place as the parties may agree to in writing, allocable to those stockholders of the Acquired Fund that at the Effective Time participate in the Acquired Fund's Dividend Reinvestment Plan ("DRIP Stockholders"), regardless of whether the shares of the Acquired Fund with respect to which such fractional
                    Acquiring Fund Shares are to be issued and delivered are held by or for the DRIP Stockholders directly or in the Acquired Fund's Dividend Reinvestment Plan. The Acquiring Fund shall at the same time deliver to the Acquired Fund cash in lieu of any fractional Acquiring Fund Shares allocable to those stockholders of the Acquired Fund that are not DRIP Stockholders;

               (2) The NAV of the Acquiring Fund Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with the Acquiring Fund's then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

               (3) The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to ____________________, as ustodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of ____________, the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

          (f) Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

     5. Liquidation and Dissolution of the Acquired Fund, Registration of Acquiring Fund Shares and Access to Records.

          The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

          (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall liquidate and dissolve by transferring pro rata to its stockholders of record, the Acquiring Fund Shares and cash it receives pursuant to Section 4(e)(1) of this Plan. The Acquiring Fund shall record on its books the ownership by the Acquired Fund's stockholders of the Acquiring Fund Shares so transferred to such stockholders, and the Acquired Fund shall simultaneously cancel on its books all of the issued and outstanding shares of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to the Acquiring Fund.

               Following distribution by the Acquired Fund to its stockholders of all the Acquiring Fund Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to liquidate and dissolve as soon as is reasonably possible after the Effective Time, including filing of Articles of Dissolution with SDAT.

          (b) At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

     6.   Certain Representations and Warranties of the Acquired Fund.

          The Acquired Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

          (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

          (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

          (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholders meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

          (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

          (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

          (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

          (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

          (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

          (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

          (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

          (n) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of section 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning [__________], and will continue to apply through the Closing Date.

          (o) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

          (p) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

          (q) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 4(e)(1).

          (r) The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such stockholder as provided by Section 3406 of the Code and the regulations thereunder.

     7.   Certain Representations and Warranties of Acquiring Fund.

          The Acquiring Fund represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

          (b) The Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

          (c) The Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

          (d) The Board of Directors of the Acquiring Fund has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquiring Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not violate the Charter of the Acquiring Fund, its Bylaws or any material agreement to which the Acquiring Fund is subject. Except for the approval of its Board, the Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

          (e) The Acquiring Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

          (f) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquiring Fund shall
               (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (g) The Acquiring Fund has duly authorized and validly issued all issued and outstanding Acquiring Fund Shares, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquiring Fund Shares referred to in
               Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquiring Fund Shares shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there any securities convertible into Acquiring Fund Shares.

          (h) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

          (i) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

          (j) The Acquiring Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquiring Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

          (k) For federal income tax purposes, the Acquiring Fund qualifies as a "regulated investment company," and the provisions of section 851 through 855 of the Code apply to the Acquiring Fund for the remainder of its current taxable year beginning [__________], and will continue to apply through the Closing Date.

          (l) The Financial Statements of the Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of the Acquiring Fund's most recent fiscal year-end and the results of the Acquiring Fund's operations and changes in the Acquiring Fund's net assets for the period indicated.

          (m) Since the date of the Financial Statements of the Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

          (n) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

          (o) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     8.   Conditions to the  Obligations  of the Acquiring Fund and the Acquired
          Fund.

          The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

          (a) The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its Bylaws and applicable law. If stockholders of the Acquired Fund fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.

          (b) The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

          (c) The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

          (d) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

          (e) The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

               (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               (2) a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for Acquiring Fund Shares, except with respect to cash received in lieu of a fractional share of the Acquiring Fund in connection with the Acquisition;

               (3) neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares (plus cash in lieu of fractional shares) and the assumption by Acquiring Fund of the Liabilities pursuant to this Plan or upon the distribution of Acquiring Fund Shares and cash to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

               (4) the holding period and tax basis of the Assets acquired by the Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

               (5) the aggregate tax basis of the Acquiring Fund Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, decreased by any cash received and increased by any gain recognized on the exchange;

               (6) the holding period of the Acquiring Fund Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date;

               (7) The Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under section 381 of the Code, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under section 383 of the Code; and

               (8) any gain or loss realized by a stockholder of the Acquired Fund upon the sale of a fractional share of the Acquiring Fund to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, will be a capital gain or loss.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund Shares, and the SEC shall not have instituted and to the knowledge of the Acquiring Fund is not contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

          (i) Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.

          (j) The NYSE shall have approved, upon official notice of issuance, the listing of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant hereto.

     9.   Conditions to the Obligations of the Acquired Fund.

          The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

          (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end, management investment company registered under the 1940 Act and duly registered under the 1934 Act;

               (2) This Plan has been duly authorized, executed and delivered by the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The Acquiring Fund Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Fund;

               (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquiring Fund, its Bylaws or any agreement of the Acquiring Fund known to such counsel, after reasonable inquiry; and

               (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquiring Fund to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

          (b)  The Acquiring  Fund shall have received a letter from the Adviser
               with  respect  to  insurance   matters  in  form  and   substance
               satisfactory to the Acquired Fund.

     10.  Conditions to the Obligations of the Acquiring Fund.

          The obligations of the Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

          (a) The Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 act and duly registered under the 1934 Act;

               (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Plan by stockholders of the Acquiring Fund is required under its Charter, Bylaws or applicable law; and

               (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law , (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

          (b) The Acquiring Fund shall have received a letter from the Adviser agreeing to indemnify the Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to the Acquiring Fund.

     11.  Closing

          (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time place as the parties may agree.

          (b) In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said
               Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

          (c) The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of the Acquiring Fund. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

          (d) At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

     12.  Survival of Representations and Warranties.

          No  representations,  warranties  or  covenants in or pursuant to this
     Plan  (including   certificates  of  officers)  hereto  shall  survive  the
     completion of the transactions contemplated herein.

     13.  Termination of Plan.

          A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

     14.  Governing Law.

          This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

     15.  Brokerage Fees.

          Each  party  represents  and  warrants  that  there are no  brokers or
     finders   entitled  to  receive  any  payments  in   connection   with  the
     transactions provided for in the Plan.

     16.  Amendments.

          The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the stockholders of the Acquired Fund approve the Acquisition. However, after stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

     17.  Waivers.

          At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     18.  Indemnification of Directors.

          The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

     19.  Other Matters.

          Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Acquisition is, to the Acquiring Fund's knowledge, an affiliate of a party to the Acquisition pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

              THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ACQUIRING FUND (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

     20.  Cooperation and Further Assurances.

          Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

     21.  Updating of N-14 Registration Statement.

          If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

     22.  Limitation on Liabilities.

          The obligations of the Acquired Fund and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or the Acquiring Fund personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or the Acquiring Fund, as appropriate.

     23.  Termination of the Acquired Fund.

          If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and will liquidate and dissolve.

     24.  Notices.

          Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

          For the Acquired Fund:

               [Acquired Fund]

               1345 Avenue of the Americas
               New York, New York  10105

               Attention: Secretary


          For the Acquiring Fund:

               [Acquiring Fund]

               1345 Avenue of the Americas
               New York, New York  10105

               Attention: Secretary

     25.  Expenses.

          The Acquisition expenses shall be paid by the Acquired Fund.

     26.  General.

          This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.


     In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.


[Acquired Fund]

Attest:

___________________________________          By:________________________________
Name:                                           Name:
Title:                                          Title:


[Acquiring Fund]

Attest:


___________________________________          By:________________________________
Name:                                           Name:
Title:                                          Title:


Accepted and agreed with respect to Section [25] only:

Alliance Bernstein L.P.

By:      AllianceBernstein
         Corporation, its General Partner

By:________________________________
   Name: __________________________
   Title: _________________________

                                   APPENDIX F
                                 CAPITALIZATION

     The following table sets forth (i) the capitalization of the Funds and (ii) the pro forma capitalization of the combined Fund as adjusted giving effect to the proposed acquisition of assets at net asset value as of March 31, 2006:

--------------------------------------------------------------------------------
                                                                      AWDGF II
                         AWDGF        AWDGF II     Adjustments      (pro forma)
--------------------------------------------------------------------------------
Total Net Assets     $129,364,129   $983,787,664             --   $1,113,151,793
--------------------------------------------------------------------------------
Shares Outstanding      8,897,497     67,648,715                      76,546,212
--------------------------------------------------------------------------------
NAV Per Share              $14.54         $14.54             --           $14.54
--------------------------------------------------------------------------------

* Assumes the Acquisition was consummated on [______], 2006 and is for information purposes only. No assurance can be given as to how many shares of AWDGF II will be received by the stockholders of AWDGF on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of AWDGF II that actually will be received on or after such date.

                                   APPENDIX G

                      TRADING HISTORY AND SHARE PRICE DATA

          Shares of each of the Funds are traded on the NYSE under the following symbols: AWDGF - "AWG" and AWDGF II - "AWF." Shares of closed-end management companies frequently trade at discounts from their NAVs, and the Funds' shares have also traded at a discount in recent times. The following tables set forth for each Fund's fiscal quarter within the two most recent fiscal years and each Fund's fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On September 15, 2006, the closing price per share was $12.63 and $12.88, the NAV per share was $14.64 and $14.63 and the discount to NAV was (13.73)% and (11.96)%, for AWDGF and AWDGF II, respectively.

--------------------------------------------------------------------------------
                                                              (Discount) or
     AWDGF                             Corresponding           Premium to
FYE: October 31    Sales Price        Net Asset Value        Net Asset Value
--------------------------------------------------------------------------------
 Quarter Ended    High      Low        High      Low         High        Low
--------------------------------------------------------------------------------
    1/31/04      $13.99   $12.55      $14.00   $13.14         1.25%    (4.49)%
--------------------------------------------------------------------------------
    4/30/04      $13.20   $11.05      $13.80   $12.73       (2.74)%   (14.35)%
--------------------------------------------------------------------------------
    7/31/04      $11.59   $ 9.90      $12.97   $11.96       (9.91)%   (17.22)%
--------------------------------------------------------------------------------
    10/31/04     $12.26   $11.44      $13.50   $12.97       (9.19)%   (12.61)%
--------------------------------------------------------------------------------
    1/31/05      $12.70   $11.85      $13.97   $13.60       (9.09)%   (12.87)%
--------------------------------------------------------------------------------
    4/30/05      $13.03   $11.44      $14.08   $13.49       (7.46)%   (15.20)%
--------------------------------------------------------------------------------
    7/31/05      $12.58   $11.74      $14.13   $13.68      (10.97)%   (14.48)%
--------------------------------------------------------------------------------
    10/31/05     $12.64   $11.99      $14.42   $13.95      (10.49)%   (14.71)%
--------------------------------------------------------------------------------
    1/31/06      $12.76   $12.09      $14.71   $14.30      (12.95)%   (15.45)%
--------------------------------------------------------------------------------
    4/30/06      $13.05   $12.15      $14.86   $14.31      (12.18)%   (15.09)%
--------------------------------------------------------------------------------
    7/31/06      $12.42   $11.85      $14.45   $13.82      (13.50)%   (15.44)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Discount) or
    AWDGF II                           Corresponding           Premium to
 FYE: March 31     Sales Price        Net Asset Value        Net Asset Value
--------------------------------------------------------------------------------
 Quarter Ended    High      Low        High      Low         High        Low
--------------------------------------------------------------------------------
    6/30/04      $13.04   $ 9.80      $13.61   $11.91       (4.19)%   (17.72)%
--------------------------------------------------------------------------------
    9/30/04      $12.23   $11.03      $13.52   $12.52       (9.14)%   (12.47)%
--------------------------------------------------------------------------------
    12/31/04     $12.41   $11.90      $13.66   $13.55       (9.04)%   (13.11)%
--------------------------------------------------------------------------------
    3/31/05      $12.79   $11.40      $14.08   $13.39       (9.16)%   (15.30)%
--------------------------------------------------------------------------------
    6/30/05      $12.42   $11.58      $14.16   $13.47      (11.99)%   (14.24)%
--------------------------------------------------------------------------------
    9/30/05      $12.61   $12.28      $14.10   $14.06      (10.57)%   (13.68)%
--------------------------------------------------------------------------------
    12/31/05     $12.74   $11.89      $14.42   $14.00      (11.65)%   (15.15)%
--------------------------------------------------------------------------------
    3/31/06      $13.16   $12.42      $14.92   $14.45      (11.62)%   (14.22)%
--------------------------------------------------------------------------------
    6/30/06      $12.70   $12.01      $14.54   $14.02      (12.28)%   (14.79)%
--------------------------------------------------------------------------------

                                   APPENDIX H
                                LEGAL PROCEEDINGS

The staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

Excluding the occurrences of tender offers or stock repurchases, the shares of a Fund are not redeemable by a Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its stockholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name one or more of the Funds as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of a Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund stockholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its stockholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged stockholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of stockholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

On August 7, 2006, the Mutual Fund MDL signed an Order staying the actions (including discovery) against the Alliance defendants pending settlement.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

                                   APPENDIX I
                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

          As of August 15, 2006 each Fund had the following number of shares of common stock outstanding.

          -----------------------------------------------------------------
                                               Number of Outstanding
                                                     Shares of
                   Fund                             Common Stock
          -----------------------------------------------------------------
                   AWDGF                             8,897,497
          -----------------------------------------------------------------
                 AWDGF II                           67,648,715
          -----------------------------------------------------------------

Ownership of Shares

          As of August 15, 2006, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund and, to the knowledge of each Fund, no person owned either of record or beneficially, 5% or more of the outstanding shares of the Fund.

                                   APPENDIX J
                           FINANCIAL HIGHLIGHTS TABLE

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Funds, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                           AWDGF II
                                                           --------
                                                                           Year Ended March 31,
                                              -------------------------------------------------------------------------------
                                                 2006             2005            2004(a)           2003             2002
                                              -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of period .....         $13.55           $13.59           $11.42           $10.58           $10.37
                                              -------------------------------------------------------------------------------

Income From Investment Operations
Net investment income (b) ................            .90              .87              .99             1.07             1.32
Net realized and unrealized gain (loss) on            .99             (.08)            2.36              .83              .19
                                              -------------------------------------------------------------------------------
Net increase in net asset value from
    operations ...........................           1.89              .79             3.35             1.90             1.51
                                              -------------------------------------------------------------------------------

Less: Dividends
Dividends from net investment income .....           (.90)            (.83)           (1.18)           (1.06)           (1.30)
                                              -------------------------------------------------------------------------------
Net asset value, end of period ...........         $14.54           $13.55           $13.59           $11.42           $10.58
                                              -------------------------------------------------------------------------------
Market value, end of period ..............         $12.59           $11.80           $12.91           $10.91           $10.32
                                              -------------------------------------------------------------------------------
Discount .................................         (13.41)%         (12.92)%          (5.00)%          (4.47)%          (2.46)%
Total Return
Total investment return based on: (c)
    Market value .........................          14.62%           (1.96)%          29.27%           17.72%           27.02%
    Net asset value ......................          15.28%            6.94%           30.01%           20.20%           16.22%
Ratios/Supplemental Data

Net assets, end of period (000's omitted)        $983,788         $916,838         $919,453         $889,435         $823,753
Ratio to average net assets of:
    Expenses .............................           1.23%            1.30%            1.29%            1.49%            1.88%
    Expenses, excluding interest expense .           1.15%            1.28%            1.25%            1.35%            1.29%
    Net investment income ................           6.33%            6.50%            7.65%           10.53%           12.69%
Portfolio turnover rate ..................             79%             147%             158%             121%             178%

(a) As of April 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to April 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended March 31, 2004, was to decrease net investment income per share by $0.06 and increase net realized and unrealized gain
     (loss) on investment transactions per share by $0.06, and decrease the ratios of net investment income and expenses to average net assets by 0.50% and 0.20%, respectively.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

                                                                AWDGF
                                                                -----
                                              Six Months
                                                Ended
                                              April 30,                              Year Ended October 31,
                                                 2006        -----------------------------------------------------------------------
                                             (unaudited)        2005          2004(a)         2003          2002(b)         2001
                                           ---------------   ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period ..         $14.17           $13.63         $13.05          $9.98          $9.43         $10.45
                                           -----------------------------------------------------------------------------------------

Income From Investment Operations
Net investment income(c) ..............            .40              .78            .77           1.04           1.06           1.36
Net realized and unrealized gain
  (loss) on investment transactions ...            .31              .59            .76           2.98            .59           (.95)
                                           -----------------------------------------------------------------------------------------
Net increase in net asset value from
  operations ..........................            .71             1.37           1.53           4.02           1.65            .41
                                           -----------------------------------------------------------------------------------------

Less: Dividends and Distributions
Dividends from net investment income ..           (.41)            (.83)          (.95)          (.95)         (1.07)         (1.36)
Distributions in excess of net
  investment income ...................            -0-              -0-            -0-            -0-           (.02)          (.07)
Tax return of capital .................            -0-              -0-            -0-            -0-           (.01)           -0-
                                           -----------------------------------------------------------------------------------------
Total dividends and distributions .....           (.41)            (.83)          (.95)          (.95)         (1.10)         (1.43)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period ........         $14.47           $14.17         $13.63         $13.05          $9.98          $9.43
                                           -----------------------------------------------------------------------------------------
Market value, end of period ...........         $12.39           $12.09         $12.20         $12.70          $9.55         $10.10
Premium/(Discount) ....................         (14.37)%         (14.68)%       (10.49)%        (2.68)%        (4.31)%         7.10%
Total Return
Total investment return based on: (d)
   Market value .......................           5.89%            5.95%          3.67%         44.12%          5.16%         11.51%
   Net asset value ....................           5.52%           11.15%         12.71%         41.71%         17.66%          3.45%
Ratios/Supplemental Data

Net assets, end of period (000's
  omitted) ............................       $128,761         $126,113       $121,267       $115,986        $88,735        $82,478
Ratio to average net assets of:
   Expenses ...........................           1.46%(e)         1.54%          1.59%          2.05%          1.87%          3.21%
   Expenses, excluding interest expense           1.37%(e)         1.54%          1.58%          1.63%          1.64%          1.65%
   Net investment income ..............           5.53%(e)         5.60%          5.82%          8.80%         10.55%         13.05%
Portfolio turnover rate ...............             43%              86%           198%           131%           197%           202%

----------

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.09 and increase net realized and unrealized gain
     (loss) on investment transactions per share by $.09, and decrease the ratio of net investment income to average net assets by .67%.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investment per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


SK 00250 0209 694559

FORM OF PROXY CARD


Vote by Touch-Tone Phone or by Mail!!

                    CALL: To vote by phone call toll-free 1-800-[___]-[____] and
                                               Follow the recorded instructions.
                    MAIL: Return the signed proxy card in the enclosed envelope.

                 PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD DECEMBER 12, 2006

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

                   Alliance World Dollar Government Fund, Inc.

The undersigned hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Meeting of Shareholders (the "Meeting") of Alliance World Dollar Government Fund, Inc. (the "Fund"), to be held at 11:30 a.m., Eastern Time, on December 12, 2006 at the offices of the Fund at 1345 Avenue of the Americas, [__] Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

[x] Please mark votes as in this example.
--------------------------------------------------------------------------------

THE PROPOSAL Acquisition by Alliance World Dollar Government Fund II, Inc. of all of the assets and the assumption of all of the liabilities of the Fund in exchange for shares of Alliance World Dollar Government Fund II, Inc.

        FOR                  AGAINST                     ABSTAIN
         [_]                   [_]                         [_]


To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting, any postponement or adjounrment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).


Please check here if you plan to attend the Meeting.

      [_]   I WILL ATTEND THE MEETING.

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.



                     ------------------------------------------
                     Signature(s) of Shareholder(s)

                     Date: __________________________, 2006



                     ------------------------------------------
                     Signature(s) of Shareholder(s)

                     Date: __________________________, 2006


IMPORTANT: Please sign legibly and exactly as the name appears on this Proxy Card. Joint owners must EACH sign the Proxy Card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***


SK 00250 0209 702702

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

                       STATEMENT OF ADDITIONAL INFORMATION
                               October [__], 2006

This Statement of Additional Information ("SAI") relates specifically to the proposed Acquisition (as defined in the Prospectus/Proxy Statement) wherein Alliance World Dollar Government Fund II, Inc. ("AWDGF II") would acquire all of the assets and assume all of the liabilities of Alliance World Dollar Government Fund, Inc. ("AWDGF") in exchange solely for shares of AWDGF II, and cash in lieu of fractional shares for those stockholders who do not participate in AWDGF's Dividend Reinvestment and Cash Purchase Plan ("DRIP"). (AWDGF II and AWDGF are each a "Fund" and collectively, the "Funds").

AllianceBernstein, L.P. (the "Adviser") serves as investment adviser to the Funds. This SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement for the Funds dated [________], 2006. This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus/Proxy Statement prior to purchasing shares. A copy of the
Prospectus/Proxy Statement may be obtained without charge, by calling 1-800-227-4618. This SAI incorporates by reference the entire Prospectus/Proxy Statement.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVES AND POLICIES............................................2
INVESTMENT PRACTICES..........................................................6
INVESTMENT RESTRICTIONS......................................................11
RISK FACTORS AND SPECIAL CONSIDERATIONS......................................12
MANAGEMENT OF THE FUNDS......................................................17
VALUATION OF PORTFOLIO SECURITIES............................................31
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.................................33
DESCRIPTION OF COMMON STOCK..................................................35
PORTFOLIO TRANSACTIONS.......................................................36
DISTRIBUTIONS................................................................37
TAXATION.....................................................................37
PROXY VOTING.................................................................41
LEGAL MATTERS................................................................42
EXPERTS......................................................................42
FINANCIAL STATEMENTS.........................................................43
APPENDIX A..................................................................A-1

The following supplements the information contained in the Prospectus/Proxy Statement concerning the Funds. AWDGF II and AWDGF are each a non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                       INVESTMENT OBJECTIVES AND POLICIES

GENERAL. The Funds are non-diversied, closed-end management investment companies. The primary investment objective of AWDGF II is to seek high current income, with a secondary investment objective of capital appreciation. The investment objective of AWDGF is to seek high current income by investing exclusively in fixed income securities denominated in U.S. Dollars. In seeking to achieve its investment objectives, each Fund invests principally in Sovereign Debt Obligations (as defined below) and utilizes certain other investment techniques, including options, futures, forwards and swaps, intended to enhance income and reduce market risk. AWDGF II may also invest in U.S. corporate fixed income securities. The Funds are designed primarily for long term investment and investors should not consider any Fund to be a short-term trading vehicle. As with all investment companies, there can be no assurance that a Fund's objective will be achieved.

AWDGF II normally invests at least 80% of its total assets in Sovereign Debt Obligations (as defined below). The balance of the Fund's investment portfolio, up to 20% of its total assets, may be invested in U.S. corporate fixed income securities which include debt securities, convertible securities and preferred stocks of corporate issuers. AWDGF II has also adopted a fundamental policy that it will invest at least 65% of its total assets in Sovereign Debt Obligations (as defined below). AWDGF invests, under normal circumstances, at least 80% of its net assets in Sovereign Debt Obligations (as defined below) and zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("Zero Coupon Bonds"). AWDGF has adopted a fundamental policy that, under normal circumstances, the Fund will invest at least 75% of its total assets in (i) Sovereign Debt Obligations (as defined below) and (ii) Zero Coupon Obligations. Each Fund's investment objective and fundamental policies (and its investment restrictions set forth below under "Investment Restrictions") may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities," which means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. A Fund's other investment policies described below, except as set forth under "Investment Restrictions," are not fundamental and may be changed by the Fund without stockholder approval.

SOVEREIGN DEBT OBLIGATIONS. Sovereign Debt Obligations are U.S. Dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments.

Sovereign Debt Obligations held by the Funds will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations.

AWDGF II emphasizes investments in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. A substantial part of the Fund's investment focus is in the Sovereign Debt Obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela. AWDGF invests substantially all of its assets in (i) Sovereign Debt Obligations and (ii) Zero Coupon Obligations.

HIGH YIELD DEBT  SECURITIES.  Substantially  all of AWDGF  II's  investments  in
Sovereign Debt Obligations and U.S. corporate fixed income securities and AWDGF's assets will be in high yield, high risk debt securities that are low-rated (i.e., below investment grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

STRUCTURED SECURITIES. The Funds may invest in securities issued in structured financing transactions, which generally involve aggregating various types of debt in a pool or special purpose entity and then issuing new securities. Each Fund may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured
Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Each Fund may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by a Fund to be the issuer of a Participation or Assignment for purposes of the Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (for this purpose, each foreign government is treated as a separate industry).

A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. Each Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

ZERO COUPON OBLIGATIONS. AWDGF may invest in Zero Coupon Obligations, including Treasury bills and the principal components of U.S. Treasury bonds, U.S. Treasury notes and obligations of U.S. government agencies or instrumentalities. A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by a Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Fund will not be subject to any limitations on their purchase.

Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Funds) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Funds believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objective.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. Each Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

Each Fund may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in securities in which the Fund may invest. Each Fund may enter into repurchase agreements with respect to up to 35% of its total assets. Each Fund currently enters into repurchase agreements only with its custodian and such primary dealers.

U.S. CORPORATE FIXED-INCOME SECURITIES. AWDGF II may invest up to 20% of its total assets in U.S. corporate fixed income securities which include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issues is relatively narrow, the Fund may invest in the latter since they may provide attractive returns with somewhat less risk. The Fund expects to invest in high yield, high risk lower rated securities (i.e., securities rated lower than Baa3 by Moody's or BBB- by S&P) and in unrated securities of comparable credit quality. Unrated securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

OTHER SECURITIES. While the principal investment strategies of the Funds emphasize investment in Sovereign Debt Obligations, a Fund may, where consistent with its investment objective, invest in securities other than Sovereign Debt Obligations, including options, warrants, reverse repurchase agreements and swaps, as discussed below under the caption "Investment Practices."

The Funds may also at any time temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to stockholders in such U.S. Dollar-denominated money market instruments.

Illiquid Securities. Each Fund may invest up to 50% of its total assets in illiquid securities. These securities include, among others, (i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids of offers), and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation. The Adviser will monitor such securities and in reaching decisions concerning their marketability will consider, among other things, the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (v) any applicable SEC interpretation or position with respect to such type of securities.

                              INVESTMENT PRACTICES

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

Options on U.S. and Foreign Government Securities. For hedging and investment purposes, the Funds may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss or premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

If a put option written by a Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. These risks involved in writing a call option is that there could be an increase in the market value or the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Warrants. The Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. The Funds may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments.

Lending of Portfolio Securities. In order to increase income, a Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash of U.S. Government Securities. Under each Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to a Fund and the Fund will have the right, on demand, to call back the loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, a Fund's Adviser (subject to review by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay a Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. A Fund may pay fees to arrange the loans. A Fund will not lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, Director, employee or affiliate of the Fund or the Adviser.

Forward Commitments. A Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event such as approval of a proposed financing by appropriate municipal authorities (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if sold, the proceeds to be received, in determining the net asset value ("NAV") of its shares. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rate and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if a Fund's Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued of forward transactions at prices inferior to then current market values. No forward commitments will be made by a Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, a Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid high-grade debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities, themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. The Funds may from time to time enter into standby commitment agreements. A Fund enters into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Fund and that are unavailable on a firm commitment basis. Each Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 50% of its assets taken at the time of acquisition of such commitment of security.

Short Sales. A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, a Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) would be held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. It is the Funds' present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. Certain special federal income tax considerations may apply to short sales, which are entered into by a Fund.

Reverse Repurchase Agreements. Each Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

A Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Swap. Each Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

A Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the  statement  of  operations.  Fluctuations  in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Interest Rate Swap Agreements. The Funds may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps and floors. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Credit Default Swap Agreements. The Funds may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Future Developments. A Fund may, following written notice to its stockholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                             INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities as defined above. The percentage limitations set forth below, as well as those described in the Prospectus/Proxy Statement and elsewhere in this SAI, apply only at the time an investment is made or other relevant action is taken by a Fund.

     1. Each Fund will not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies;
          (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

     2. Each Fund will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities;

     3. Each Fund will not borrow money, except a Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

     4. Each Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     5. Each Fund will not invest in companies for the purpose of exercising control;

     6. Each Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

     7. Each Fund will not (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are Sovereign Debt Obligations; (b) purchase or sell commodities or commodity contracts; (c) invest in interests in oil, gas, or other mineral exploration or development programs; and (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

     8. Each Fund would own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company; and

     9. Each fund will not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

General. The NAV of shares of a Fund varies as the aggregate value of the Fund's portfolio securities increases or decreases. A Fund's NAV changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. If the Adviser's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, a Fund's income, NAV and potential capital gain may be decreased or its potential capital loss may be increased.

Although changes in the value of a Fund's portfolio securities subsequent to their acquisition are reflected in the Fund's NAV, such changes will not affect the income received by the Fund from such securities. The dividends paid by a Fund increase or decrease in relation to the income received by the Fund from its investments, which is reduced by the Fund's expenses before being distributed to the Fund's stockholders.

For these reasons, an investment in shares of the Fund should not constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking higher income.

Borrowing. A Fund may, if and when market conditions dictate, borrow, including on a secured basis, from bank or other entities in privately arranged transactions to increase the money available to the Fund to invest in securities when the Fund believes that the income from the securities financed will be greater than the interest expense paid on the borrowing. Such borrowings involve additional risk to a Fund, since the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. A Fund may also borrow to finance repurchases of or tender offers for its shares when the Fund deems it desirable in order to avoid the untimely disposition of portfolio securities. A Fund reserves the right to issue preferred stock, commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors.

A Fund may borrow to the maximum extent permitted under the 1940 Act. The 1940 Act requires a Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, a Fund may not make any cash distributions to its stockholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). This limitation on a Fund's ability to make distributions could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a registered investment company.

A Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph.

Any investment gains made with the proceeds obtained from borrowings in excess or interest paid on the borrowings will cause the net income per share or the NAV per share of a Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, then the net income per share or NAV per share of the Fund's common stock will be less than would otherwise be the case. This is the speculative factor known as "leverage."

Effects of Leverage. Utilization of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock, caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the interest rates on a Fund's indebtedness will affect the return to stockholders, with increases in such rates decreasing such return.

To the extent that the current interest rate on a Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to stockholders will be reduced, and if the current interest rate on the indebtedness were to exceed the net return on such portion of the Funds' portfolio, the Fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet interest requirements on the indebtedness or if a Fund failed to maintain the asset coverage required by the 1940 Act, it could be necessary for the Fund to liquidated certain of its investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Investments in Lower-Rated Securities. Securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds' assets.

The Adviser will try to reduce risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities.

In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

Ratings of securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A for a description of Moody's and S&P's bond ratings.

Certain lower-rated securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Funds may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Funds.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which AWDGF II will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Funds will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments may not be able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments in its Sovereign Debt Obligations.

The Funds are permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Non-Diversified Status. Each Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, Sovereign Debt Obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of Structured Securities and Participations may be treated as separate issuers for purposes of these tests.

Because the Funds are non-diversified investment companies, they may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Repurchase of Shares. In recognition of the possibility that a Fund's shares might trade at a discount to NAV, each Fund's Board has determined that it would be in the interest of stockholders for the Fund to attempt to reduce or eliminate such a market value discount should it exist. To that end, each Fund's Board presently contemplates that a Fund may from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at NAV. Each Fund's Board presently intends each quarter to consider the making of a tender offer. The Boards may at any time, however, decide that a Fund should not make a tender offer.

Subject to a Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tender offers. Interest on any such borrowing will reduce the Fund's net income.

There can be no assurance that repurchases and/or tender offers will result in a Fund's shares trading at a price equal to their NAV. Each Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of a Fund's shares will, among other things, be affected by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between market price and NAV. In the opinion of the Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

Although each Fund's Board believes that share repurchases and tender offers might, in certain circumstances have a favorable effect an the market price of a Fund's shares, it should be recognized that the acquisition of shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Even if a tender offer has been made, it is a Board's policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions if consummated, would (a) result in the delisting of the Fund's shares from the New York Stock Exchange ("NYSE") (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders fall below 1,200), or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment policies and objective in order to repurchase shares; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE of any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares were repurchased. A Board may modify these conditions in light of experience.

Any tender offer made by AWDGF II will be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. Any tender offer made by AWDGF will be at a price equal to the NAV per share determined at the close of business on the day the offer terminates. Each offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by a Fund's Board, a stockholder wishing to accept the offer will be required to tender all (but not less thin all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the Code). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's stockholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

If a Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold are "Section 998" items, a Fund's distributable net investment income could be positively or adversely affected. The portfolio turnover rate of a Fund may or may not be affected by the Fund's repurchase of shares pursuant to a tender offer.

                             MANAGEMENT OF THE FUNDS

Directors and Officers
----------------------

The Directors and principal officers of the Funds and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Each Director and officer is affiliated as such with one or more of the other registered investment companies sponsored by the Adviser.

Directors

Name, Address and               Fund                                  Principal Occupation During the
Date of Birth                   First Year Elected    Office          Past Five Years and Other Affiliations
-------------                   ------------------    ------          --------------------------------------
Marc O. Mayer*                  AWDGF II - 2003       President       Executive Vice President of AllianceBernstein L.P.
10/2/57                         AWDGF - 2003                          (the "Adviser")** since 2001 and Executive Managing
                                                                      Director of AllianceBernstein Investments, Inc.
                                                                      ("ABI")** since 2003; prior thereto, he was head of
                                                                      AllianceBernstein Institutional Investments, a unit
                                                                      of AllianceBernstein, from 2001-2003.  Prior
                                                                      thereto, Chief Executive Officer of Sanford C.
                                                                      Bernstein & Co., LLC (institutional research and
                                                                      brokerage arm of Bernstein & Co. LLC) and its
                                                                      predecessor since prior to 2001.

William H. Foulk, Jr., +**      AWDGF II - 1992       Chairman        Investment Adviser and an independent consultant.
2 Sound View Drive              AWDGF - 1993          Director        He was formerly Senior Manager of Barrett
Suite 100                                                             Associates, Inc., a registered investment adviser,
Greenwich, CT 06830                                                   with which he had been associated since prior to
9/7/32                                                                2001.  He was formerly Deputy Comptroller and Chief
                                                                      Investment Officer of the State of New York and,
                                                                      prior thereto, Chief Investment Officer of the New
                                                                      York Bank for Savings.

David H. Dievler, +             AWDGF II - 1992       Director        Independent Consultant. Until December 1994, he was
P.O. Box 167                    AWDGF - 1993                          Senior Vice President of AllianceBernstein
Spring Lake, NJ 07762                                                 Corporation ("AB Corp.") responsible for mutual
10/23/29                                                              fund administration. Prior to joining AB Corp. in
                                                                      1984, he was Chief Financial Officer of Eberstadt
                                                                      Asset Management since 1968.  Prior to that, he was
                                                                      a Senior Manager at Price Waterhouse & Co. Member
                                                                      of the American Institute of Certified Public
                                                                      Accountants since 1953.

John H. Dobkin, +               AWDGF II - 1992       Director        Consultant. Formerly President of Save Venice, Inc.
P.O. Box 12                     AWDGF - 1993                          (preservation organization) from 2001 - 2002, a
Annandale, NY 12504                                                   Senior Advisor from June 1999 - June 2000 and
2/19/42                                                               President of Historic Hudson Valley (historic
                                                                      preservation) from December 1989 - May 1999.
                                                                      Previously, Director of the National Academy of
                                                                      Design and during 1988 - 1992, Director and
                                                                      Chairman of the Audit Committee of AB Corp.

Michael J. Downey, +            AWDGF II - 2005       Director        Consultant since January 2004.  Formerly managing
c/o AllianceBernstein L.P.      AWDGF - 2005                          partner of Lexington Capital, LLC (investment
Attention: Philip L. Kirstein                                         advisory firm) from December 1997 until December
1345 Avenue of the Americas                                           2003. Prior thereto, Chairman and CEO of Prudential
New York, NY 10105                                                    Mutual Fund Management from 1987 to 1993.  Director
1/26/44                                                               of Asia Pacific Fund, Inc. and The Merger Fund.

D. James Guzy, +                AWDGF II - 2005       Director        Chairman of the Board of PLX Technology
P.O. Box 128                    AWDGF - 2005                          (semi-conductors) and of SRC Computers Inc., with
Glenbrook, NV 89413                                                   which he has been associated since prior to 2001.
3/7/36                                                                He is also President of the Arbor Company (private
                                                                      family investments).  He is a director of Intel
                                                                      Corporation (semi-conductors), Cirrus Logic
                                                                      Corporation (semi-conductors), Novellus Corporation
                                                                      (semi-conductor equipment), Micro Component
                                                                      Technology (semi-conductor equipment), the Davis
                                                                      Selected Advisors Group of Mutual Funds and
                                                                      LogicVision.

Nancy P. Jacklin, #+            AWDGF II - 2006       Director        Formerly U.S. Executive Director of the
4046 Chancery Court, NW         AWDGF - 2006                          International Monetary Fund (December 2002-May
Washington, DC  20007                                                 2006); partner, Clifford Chance (1992-2002); Senior
5/22/48                                                               Counsel, International Banking and Finance, and
(2006)                                                                Associate General Counsel, Citicorp (1985-1992);
                                                                      Assistant General Counsel (International), Federal
                                                                      Reserve Board of Governors (1982-1985); and
                                                                      Attorney Advisor, U.S. Department of the Treasury
                                                                      (1973-1982).  Member of the Bar of the District of
                                                                      Columbia and of New York; member of the Council on
                                                                      Foreign Relations.

Marshall C. Turner, Jr., +      AWDGF II - 2005       Director        Principal of Turner Venture Associates since before
220 Montgomery Street           AWDGF - 2005                          2001.  From 2003 until May 31, 2006, he was CEO of
Penthouse 10                                                          Toppan Photomasks, Inc., Austin, Texas.
San Francisco, CA                                                     (Semi-conductor manufacturing services).  He is
94104-3402                                                            also a director of the George Lucas Educational
10/10/41                                                              Foundation, and National Datacast, Inc.


----------
* "Interested person" as defined in the Investment Company Act of 1940, as amended, of each Fund because of an affiliation with each Fund's investment adviser, AllianceBernstein L.P.

+ Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

**   Member of the Fair Value Pricing Committee.

During the Fund's fiscal year ended in 2006, the Board of AWDGF II met [__] times. During the Fund's fiscal year ended in 2005, the Board of AWDGF met 11 times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

Each Fund's Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee of each Fund is to assist the Board in its oversight of a Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During the Fund's fiscal year ended in 2006, the Audit Committee of AWDGF II met [__] times. During the Fund's fiscal year ended in 2005, the Audit Committee of AWDGF met 3 times. During the Fund's fiscal year ended in 2006, the Governance and Nominating Committee of AWDGF II met [__] times. During the Fund's fiscal year ended in 2005, the Governance and Nominating Committee of AWDGF met 8 times.

Each Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists each Board in carrying out its responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.

The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of a Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of a Fund and the candidate's ability to qualify as a disinterested Director.

The function of each Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during each Fund's most recently completed fiscal year.

The function of each Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory Agreements. During the Fund's fiscal year ended in 2006, the Independent Directors Committee of AWDGF II met [__] times. During the Fund's fiscal year ended in 2005, the Independent Directors Committee of AWDGF met 8 times.

Officers

Name, Address*           Position(s)(Month and      Principal Occupation
and Date of Birth        Year First Elected)        During the Past 5 Years
-----------------        -------------------        -----------------------

Marc O. Mayer            President and Chief       See biography above.
10/2/57                  Executive Officer
                         (11/03)

Philip L. Kirstein       Senior Vice President     Senior Vice President and
5/29/45                  and Independent           Independent Compliance
                         Compliance Officer        Officer of the
                         (10/04)                   AllianceBernstein Funds, with
                                                   which he has been associated
                                                   since October 2004. Prior
                                                   thereto, he was Of Counsel to
                                                   Kirkpatrick & Lockhart, LLP
                                                   from October 2003 to October
                                                   2004, and General Counsel of
                                                   Merrill Lynch Investment
                                                   Managers, L.P. since prior to
                                                   2001 until March 2003.

Paul J. DeNoon           Vice President            Senior Vice President of the
4/18/62                  (04/94)                   Adviser,** with which he has
                                                   been associated since prior
                                                   to 2001.

Joseph J. Mantineo       Treasurer and             Senior Vice President of
3/28/59                  Chief Financial Officer   AllianceBernstein Investor
                         (08/06)                   Services, Inc. ("ABIS"),**
                                                   with which he has been
                                                   associated since prior to
                                                   2001.

Vincent S. Noto          Controller                Vice President of ABIS,**
12/14/64                 (04/96)                   with which he has been
                                                   associated since prior to
                                                   2001.

Emilie D. Wrapp          Secretary                 Senior Vice President,
11/13/55                 (10/05)                   Assistant General Counsel and
                                                   Assistant Secretary of ABI,**
                                                   with which she has been
                                                   associated since prior to
                                                   2001.

----------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
**   An affiliate of the Fund.

A Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined by the 1940 Act. The aggregate compensation paid by each of AWDGF II and AWDGF to each of its Directors during its fiscal year ended in 2006 and 2005, respectively, the aggregate compensation paid to each of the Directors during calendar year 2005 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                  Total                  Total Number of            Total Number of
                                                  Compensation           Investment                 Investment
                           Aggregate              from the               Companies in the           Portfolios within the
                           Compensation from      AllianceBernstein      AllianceBernstein          AllianceBernstein
                           AWDGF II and AWDGF     Fund Complex,          Fund Complex,              Fund Complex,
                           During the Fiscal      Including              Including the Funds,       Including the Funds,
                           Year Ended in 2006     the Funds,             as to which the            as to which the
                           and 2005,              During Calendar        Director is a              Director is a
Name of Director           respectively           Year 2005              Director or a Trustee      Director or a Trustee
----------------           ------------           ---------              ---------------------      ---------------------
Marc O. Mayer              $        0             $      0                41                         111

William H. Foulk, Jr.      $[_______]             $487,625                43                         113
                           AWDGF II
                           $8,301
                           AWDGF

David H. Dievler           $[_______]             $269,125                42                         112
                           AWDGF II
                           $4,863
                           AWDGF

John H. Dobkin             $[_______]             $263,125                41                         111
                           AWDGF II
                           $5,126
                           AWDGF

Michael J. Downey          $[_______]             $240,625                41                         111
                           AWDGF II
                           $3,329
                           AWDGF

D. James Guzy*             $        0             $ 32,000                41                         111
                           AWDGF II
                           $    0
                           AWDGF

Nancy P. Jacklin*          $        0             $      0                41                         111
                           AWDGF II
                           $        0
                           AWDGF

Marshall C. Turner, Jr.*   $        0             $ 28,500                41                         111
                           AWDGF II
                           $        0
                           AWDGF

----------
* Messrs. Guzy and Turner did not become Directors for the Funds until December 15, 2005 and were directors for only one fund in the AllianceBernstein Fund Complex prior to November 15, 2005. Ms. Jacklin did not become a Director for the Funds until June 14, 2006.

As of January 27, 2006, each of the Directors of each Fund owned less than 1% of the shares of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                         Aggregate Dollar Range
                                                         of Equity Securities
                                                         in the Funds in the
                          Dollar Range of                AllianceBernstein Fund
                          Equity Securities in Fund      a Complex as of
Name of Director          as of January 27, 2006         January 27, 2006
----------------          ------------------------       ------------------

Marc O. Mayer             None                           $0

William H. Foulk, Jr.     $1-$10,000          AWDGF II   over $100,000
                          $1-$10,000          AWDGF

David H. Dievler          $10,001-$50,000     AWDGF II   over $100,000
                          None                AWDGF

John H. Dobkin            $1-$10,000          AWDGF II   over $100,000
                          $None               AWDGF

Michael J. Downey         $None               AWDGF II   over $100,000

D. James Guzy*            $None               AWDGF II   $50,000-$100,000

Nancy P. Jacklin*         $None               AWDGF II   $0

Marshall C. Turner, Jr.*  $None               AWDGF II   over $100,000

----------
* Messrs. Guzy and Turner did not become Directors for the Funds until December 15, 2005 and were directors for only one fund in the AllianceBernstein Fund Complex prior to November 15, 2005. Ms. Jacklin did not become a Director for the Funds until June 14, 2006.

Each Fund, the Adviser and each Fund's principal underwriter have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes do permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room call the SEC at 1-202-551-8090. In addition, these Codes are available on the SEC's Internet site at http://www.sec.gov or upon request (for a duplicating fee) at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102

Adviser

The Funds' investment adviser, AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105, is a leading international investment adviser managing client accounts with assets as of June 30, 2006 totaling more than $625 billion (of which more than $88 billion represented the assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nations' FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million stockholder accounts.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.7% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

As of June 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.6% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.6% in the Adviser. As of June 30, 2006, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

Each Fund has entered into an Advisory Agreement with the Adviser. Each Fund's Advisory Agreement was approved by the vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party, at a meeting called and held for that purpose.

The Adviser provides investment advisory services and order placement facilities for each of the Fund's and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish a Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to a Fund's Board to serve as the Fund's officers. Each Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to a Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor, which must be specifically approved by the Fund's Board.

Under its Advisory Agreement, each Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, AWDGF II paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of a Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of a Fund on the Fund business day immediately preceding such Friday. This advisory fee may be greater than that paid by most funds. In addition to payments to the Adviser under the Advisory Agreement, the Fund pays certain other costs.

For the fiscal years ended March 31, 2006, 2005 and 2004, AWDGF II paid advisory fees to the Adviser that, in the aggregate, amounted to $[______], $[______] and $[______], respectively. For the fiscal year ended October 31, 2005, 2004 and 2003, AWDGF paid advisory fees to the Adviser that, in the aggregate, amounted to $[_____], $[_____] and $[_____], respectively.

Each Fund's Advisory Agreement is terminable with respect to that Fund without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its assignment. Each Fund's Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Advisory Agreements for the Funds continue in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Advisory Agreements of each Fund's Advisory Agreements was approved by the respective Board, including a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party, at a Meeting held on September 14 and 16, 2005.

Portfolio Managers

The dollar ranges of AWDGF II's equity securities owned directly or beneficially by the Fund's portfolio managers as of March 31, 2006 are set forth below.


                  DOLLAR RANGE OF EQUITY SECURITIES IN AWDGF II


                Paul J. DeNoon                                  None
                Fernando Grisales                               None
                Michael Mon                                     None
                Douglas Peebles                                 None
                Matthew Sheridan                                None


AWDGF II
--------

The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended March 31, 2006.

REGISTERED INVESTMENT COMPANIES
(excluding AWDGF II)

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Paul J. DeNoon           16        2,893,298,272       None            None
Fernando Grisales       None            None           None            None
Michael Mon               8        1,615,130,891       None            None
Douglas Peebles         None            None           None            None
Matthew Sheridan          4          635,546,781       None            None

POOLED INVESTMENT VEHICLES

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number         Assets         Investment     Investment
                      of Pooled      of Pooled      Vehicles       Vehicles
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Paul J. DeNoon            6        7,841,698,582      None             None
Fernando Grisales       None        [__________]      None             None
Michael Mon               1            1,875,079      1            1,875,079
Douglas Peebles         None        [__________]      None             None
Matthew Sheridan          6          767,897,420      None             None

OTHER ACCOUNTS

                                                    Number
                      Total          Total          of Other       Total Assets
                      Number         Assets         Accounts       of Other
                      of Other       of Other       Managed with   Accounts with
                      Account        Accounts       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Paul J. DeNoon          None           None           None            None
Fernando Grisales       None           None           None            None
Michael Mon              10        618,085,446          2          115,112,449
Douglas Peebles         None           None           None            None
Matthew Sheridan          2        127,813,696        None            None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and stockholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including stockholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): the Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund stockholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(1)


----------

(1)  Prior  to  2002,   investment   professional   compensation  also  included
     discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

     (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein
Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Short Duration Portfolio, AllianceBernstein Tax-Managed International Portfolio, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AWDGF Fund, Inc., AWDGF II Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

The  Adviser  serves  as  administrator  for  each  of  the  Funds.   Under  the
administrative agreements, the Adviser performs standard administrative services for the Funds.

Pursuant to the Administration Agreement in effect until October 1, 2005, AWDGF II paid the Adviser an administrative fee of .15% of the Fund's average weekly net assets. Effective that date, pursuant to an Amended Administration Agreement, the Fund reimburses the Adviser for its costs, including legal and accounting costs, in serving as Administrator of the Fund; provided, however, that the reimbursement may not exceed the prior fee of .15% of average weekly net assets.

Pursuant to an Administration Agreement, effective October 1, 2005, AWDGF pays the Adviser an administrative fee in the amount of $106,000 per year for its costs incurred for providing administrative services. Prior to October 1, 2005, the Fund paid the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets.

For the fiscal years ended March 31, 2006, 2005 and 2004, AWDGF II paid administrative fees to the Adviser that, in the aggregate, amounted to $[_______] and $[_______], respectively. For the fiscal years ended October 31, 2005, 2004 and 2003, AWDGF paid administrative fees to the Adviser that, in the aggregate, amounted to $[_____], $[_____] and $[_____], respectively.

Shareholder Servicing

AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides stockholder services for the Funds. The Funds reimburse ABIS for these services. For these services and for the fiscal years ended March 31, 2006, 2005 and 2004, AWDGF II paid ABIS $[____], $[____] and $[____], respectively. For these services and for its fiscal years ended October 31, 2005, 2004 and 2003, AWDGF paid ABIS $[_____], $[_____] and $[_____], respectively.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

Bank of New York, One Wall Street, New York, NY 10286 serves as custodian for each of the Funds. Computershare Trust Company, N.A. ("Computershare"), P.O. Box 43010, Providence, RI 02940 serves as the dividend paying agent, transfer agent and registrar for each of the Funds.

For these services and for the fiscal years ended March 31, 2006, 2005 and 2004. AWDGF II paid Bank of New York $[______], $[______] and $[______], respectively; and paid Computershare $[______], $[______] and $[______], respectively. For these services and for the fiscal years ended October 31, 2005, 2004 and 2003, AWDGF paid Bank of New York $[______], $[______] and $[______], respectively; and paid and Computershare $[______], $[______] and $[______], respectively.

                        VALUATION OF PORTFOLIO SECURITIES

Each Fund calculates and makes available for weekly publication the NAV of its shares of common stock. The NAV per share of a Fund's common stock is determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing by the total number of the Fund's shares of common stock then outstanding.

In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the NYSE or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the NYSE on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at faire value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the NYSE or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the NYSE and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the NYSE but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United Stated over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the NYSE on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

Listed put and call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value.)

Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account may factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealers quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

All other assets of a Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally competed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith by fair value by, or in accordance with procedures established by, the Board of Directors.

The Board of Directors may suspend the determination of a Fund's net asset value, subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the NYSE is closed, other than customary weekend and holiday closings or (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets.

For purposes of determining a Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the NYSE, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Shareholders of each Fund whose shares are registered in their own names may elect to be participants in each Fund's DRIP, under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of a Fund (the "Dividend Shares"). Computershare Trust Company, N.A. (the "Agent") serves as the agent for participants under the DRIP for the Funds.

Shareholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by the Agent, as dividend disbursing agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. The federal income tax treatment of reinvestment is described under "Taxation."

A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholders name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

Under a DRIP and commencing not more than five business days before the dividend payment date, purchases of a Fund's shares may be made by the Agent, on behalf of the participants in the DRIP, from time to time to satisfy dividend reinvestments under the DRIP. Such purchases by the Agent on or before the dividend payment date may be made on the NYSE or elsewhere at any time when the price plus estimated commissions of a Fund's common stock on the NYSE is lower than the Fund's most recently calculated NAV per share.

If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the DRIP, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the DRIP, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of a Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the NAV per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the common stock on the NYSE on the payment date is less than a Fund's NAV per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the NAV of a Fund share, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

Participants in a DRIP have the option of making additional cash payments to the Agent, semi-annually, in any amount of $100 or more for investment in a Fund's shares. The Agent uses all funds received from participants to purchase Fund shares in the open market on or about each January 15 and July 15. Participants' cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Agent, participants should send in voluntary cash payments to be received by the Agent not later than five business days before each January 15 and July 15. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

The Agent will maintain all stockholders' accounts in a DRIP and furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant will be held by the Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the DRIP.

In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Agent will administer the DRIP on the basis of the number of shares certificated from time to time by the record stockholders as representing the total amount registered in the record stockholders' name and held for the account of beneficial owners who are to participate in the DRIP.

There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

Shareholders participating in a DRIP may receive benefits not available to stockholders not participating in a Plan. If the market price plus commissions of a Fund's shares is above the NAV, participants in a DRIP will receive shares of a Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, participants will receive distributions in shares with a NAV greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below NAV. Also, since a Fund does not redeem it shares, the price on resale may be more or less than the NAV.

In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

Experience under a DRIP may indicate that changes are desirable. Accordingly, a Fund reserves the right to amend or terminate a DRIP as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the DRIP at least 90 days before the record date for such dividend or distribution. A DRIP may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the DRIP. There is no service charge to participants in a DRIP; however, a Fund reserves the right to amend the DRIP to include a service charge payable to the Agent by the participants. All correspondence concerning the DRIPs for the Funds should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940.

                           DESCRIPTION OF COMMON STOCK

Common Stock of the Funds

Each Fund is authorized to issue up to 100,000,000 shares of common stock, par value $.01 per share. As of [March 29], 2006, AWDGF II and AWDGF had [67,648,715] and [8,897,498] shares outstanding, respectively. The Funds' shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares of each Fund outstanding are, and the shares of AWDGF II, when issued upon the Acquisitions will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any Directors. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

Certain   Anti-Takeover   Provisions   of  the  Fund's   Charters   Articles  of
Incorporation and Bylaws

The Funds presently have provisions in their Charters, and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquired control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. The Board of Directors of each Fund is divided into three classes, each having a term of three years. Each class of Directors serves for a three year term. Accordingly, only those - Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors. Under Maryland law and a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitles to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and certain amendments to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

     (i) merger, consolidation or statutory share exchange of the Fund with or into any corporation, person or other entity;

     (ii) issuance of any securities of the Fund to any corporation, person or other entity for cash;

    (iii) sale, lease ore exchange of all or any substantial part of the assets of the Fund to any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000);

If such  corporation,  person or  entity  is  directly,  or  indirectly  through affiliates or associates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain condition, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets the affirmative vote of a majority of the outstanding shares of a Fund would nevertheless be required.

The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of a Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. A Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by a Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

A Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Brokerage Allocation and Other Practices

Neither a Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

The investment  information provided to the Adviser is of the types described in
Section  28(e)(3)  of the  Securities  Exchange  Act of 1934 and is  designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through whom a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund. A Fund will deal in some instances in equity securities, which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution. A Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

           Fund                                   Brokerage Commission Paid ($)
           ----                                   -----------------------------

  AWDGF II (Fiscal Year End - March 31)
      2006                                                    $0
      2005                                                    $0
      2004                                                    $0

  AWDGF (Fiscal Year End - October 31)
      2005                                                    $0
      2004                                                    $0
      2003                                                    $0

                                  DISTRIBUTIONS

Each Fund intends to distribute monthly its net investment income. Net short-term capital gains, if any, will normally be distributed quarterly and net long-term capital gains, if any, will normally be distributed annually.

                                    TAXATION
General

Each Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment if limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to a Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to stockholders. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by a Fund and of sales or redemptions of Fund shares, and assumes that a Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being stockholders of a Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

Dividends and Distributions

Each Fund intends to make timely distributions of its taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. Each Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. A Fund will be required to pay the 4% excise tax to the extent it does not distribute to its stockholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year (or December 31 if elected by the Fund) and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these stockholders for the year declared, and not for the subsequent calendar year in which the stockholders actually received the dividend.

Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to stockholders as ordinary income. Since each Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

Distributions of net capital gain by a Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares. Any dividend or distribution received by a stockholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of a Fund.

After the end of the taxable year, a Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

Sales

Any gain or loss arising from a sale of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a stockholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to a Fund's DRIP would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Backup Withholding

A Fund generally will be required to withhold tax at the rate of 28% of reportable payments (which may include dividends and distributions of net capital gain) payable to a noncorporate stockholder unless the stockholder certified on his subscription application that the social security or taxpayer identification number provided is correct and that the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of a Fund

The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

Options and Futures Contracts

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts (other than forward foreign currency contracts) will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to over-the-counter put and call options or options traded on certain foreign exchanges, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles

Any option, futures contract, forward foreign currency contract, other forward contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is capital. No such regulations have yet been issued. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

Zero Coupon Treasury Securities

Under current federal tax law, a Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize a gain or loss from such sales. In the event a Fund realize net capital gains from such transactions, its stockholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.

Foreign Taxes

Investment income received by a Fund from foreign government securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitles a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. To the extent that investment income of a Fund is subject to foreign income taxes, the Fund will be entitled to claim a deduction or credit for the amount of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to a Fund's stockholders.

Other Taxation

The foregoing is a brief summary of the federal tax laws applicable to investors in the Funds. Investors may also be subject to state and local taxes, although distributions of a Fund that are derived from interest on certain obligations to the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states.

                                  PROXY VOTING

You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit the Adviser's web site at www.alliancebernstein.com, or go to the Commission's web site at www.sec.gov, or call the Adviser at (800) 227-4618.

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q is available on the Commission's web site at www.sec.gov. A Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

                                  LEGAL MATTERS

Certain legal matters concerning the Funds and their participation in the Acquisition, the issuance of AWDGF II shares in connection with the Acquisition and the tax consequences of the Acquisition will be passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, counsel to the Funds.

                                     EXPERTS

The audited financial information in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, the independent registered public accounting firm for the Funds, 5 Times Square, New York, NY 10036, given on its authority as experts in auditing and accounting.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(a) The Financial Statements required under Item 14(a) of Form N-14 are incorporated by reference herein from the:

1. AWDGF II: Annual Report for the period ended March 31, 2006 filed with the SEC on June 9, 2006 (File No. 811-07732).

2. AWDGF II: Semi-Annual Report for the period ended September 30, 2005 filed with the SEC on December 8, 2005 (File No. 811-07732).

3. AWDGF: Annual Report for the period ended October 31, 2005 filed with the SEC on January 6, 2006 (File No. 811-07108).

4. AWDGF: Semi-Annual Report for the period ended April 30, 2006 filed with the SEC on July 10, 2006 (File No. 811-07108).

(b) Pro Forma Financial Information:

          The following represents the pro forma financial information:

                                    PRO FORMA

                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC
                              FINANCIAL STATEMENTS

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

                                 March 31, 2006
                                   (unaudited)


PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCE WORLD DOLLAR GOVERNMENT FUND II                                       Alliance World Dollar Government Fund II
March 31, 2006 (unaudited)                                                                    Alliance World Dollar Government Fund

                                          Pro Forma
                                           Alliance
                                         World Dollar           Alliance               Alliance            Pro Forma
                                          Government           World Dollar          World Dollar           Alliance
                                           Fund II              Government            Government           World Dollar
                                          Principal              Fund II                Fund               Government
                                         Amount (000)         (U.S. $ Value)        (U.S. $ Value)         Fund II (000)
---------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS--82.5%
Argentina--4.6%
Republic of Argentina
   0.00%, 12/15/35(a)                      $26,736         $     2,124,182         $      282,071        $    2,406,253
   4.889%, 8/03/12(b)                       45,955              37,390,106              5,248,533            42,638,639
   8.28%, 12/31/33(c)                        6,522               5,670,356                738,003             6,408,359
                                                           -----------------  ---------------------   -----------------
                                                                45,184,644              6,268,607            51,453,251
                                                           -----------------  ---------------------   -----------------

Brazil--16.1%
Federal Republic of Brazil
 7.125%, 1/20/37(c)                         33,029              28,675,779              3,692,640            32,368,419
 8.00%, 1/15/18                              9,911               9,770,078                943,713            10,713,791
 8.25%, 1/20/34                             31,254              30,451,565              3,990,342            34,441,907
 8.875%, 10/14/19                            8,369               8,385,300              1,280,895             9,666,195
 10.50%, 7/14/14                            11,474              12,586,950              1,698,180            14,285,130
 12.00%, 4/15/10                             9,675              10,553,000              1,250,500            11,803,500
 12.75%, 1/15/20                            36,375              46,823,524              7,284,287            54,107,811
 DCB FRN
 Series L
 5.25%, 4/15/12                             11,973              10,806,228              1,166,959            11,973,187
                                                           -----------------  ---------------------   -----------------
                                                               158,052,424             21,307,516           179,359,940
                                                           -----------------  ---------------------   -----------------

Bulgaria--0.4%
Republic of Bulgaria
 8.25%, 1/15/15(d)                           3,629               3,745,476                496,825             4,242,301
                                                           -----------------  ---------------------   -----------------

Colombia--2.6%
Republic of Colombia
 10.75%, 1/15/13                             8,433               9,982,623                465,864            10,448,487
 11.75%, 2/25/20                            12,867              15,532,278              2,771,030            18,303,308
                                                           -----------------  ---------------------   -----------------
                                                                25,514,901              3,236,894            28,751,795
                                                           -----------------  ---------------------   -----------------
Costa Rica--0.4%
Republic of Costa Rica
 8.05%, 1/31/13(d)                           1,897               1,798,348                245,670             2,044,018
 8.11%, 2/01/12(d)                           2,233               2,111,300                289,175             2,400,475
                                                           -----------------  ---------------------   -----------------
                                                                 3,909,648                534,845             4,444,493
                                                           -----------------  ---------------------   -----------------

Dominican Republic--0.2%
Dominican Republic
 9.50%, 9/27/11(d)                           2,362               2,258,352                280,132             2,538,484
                                                           -----------------  ---------------------   -----------------

Ecuador--1.4%
Republic of Ecuador
 9.00%, 8/15/30(d)(e)                       10,611               9,369,751              1,320,833            10,690,584
 9.375%, 12/15/15(d)                         4,227               4,044,870                414,615             4,459,485
                                                           -----------------  ---------------------   -----------------
                                                                13,414,621              1,735,448            15,150,069
                                                           -----------------  ---------------------   -----------------

El Salvador--0.9%
Republic of El Salvador
 7.625%, 9/21/34(d)                          2,642               2,490,375                382,800             2,873,175
 7.65%, 6/15/35(d)                           2,104               1,771,323                432,618             2,203,941
 8 50%, 7/25/11(d)                           4,125               4,108,850                471,962             4,580,812
                                                           -----------------  ---------------------   -----------------
                                                                 8,370,548              1,287,380            9,657,928
                                                           -----------------  ---------------------   -----------------

Indonesia--1.7%
Republic of Indonesia
 6.75%, 3/10/14(d)                           9,735               8,542,075              1,144,250             9,686,325
 6.875%, 3/09/17(d)                          4,493               3,894,690                530,915             4,425,605
 7.25%, 4/20/15(d)                           2,787               2,539,520                314,368             2,853,888
 8.50%, 10/12/35(d)                          2,318               2,283,520                301,050             2,584,570
                                                           -----------------  ---------------------   -----------------
                                                                17,259,805              2,290,583            19,550,388
                                                           -----------------  ---------------------   -----------------


PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCE WORLD DOLLAR GOVERNMENT FUND II                                       Alliance World Dollar Government Fund II
(continued)                                                                                  Alliance World Dollar Government Fund

                                          Pro Forma
                                           Alliance
                                         World Dollar           Alliance               Alliance            Pro Forma
                                          Government           World Dollar          World Dollar           Alliance
                                           Fund II              Government            Government           World Dollar
                                          Principal              Fund II                Fund               Government
                                         Amount (000)         (U.S. $ Value)        (U.S. $ Value)         Fund II (000)
---------------------------------------------------------------------------------------------------------------------------------
Lebanon--1.2%
Lebanese Republic
 7.875%, 5/20/11(d)                          2,805              2,574,000                343,200             2,917,200
 10.125%, 8/06/08(d)                         8,480              8,082,328              1,054,873             9,137,201
 11.625%, 5/11/16(d)                        $1,262         $    1,420,350          $     188,700         $   1,609,050
                                                           -----------------  ---------------------   -----------------
                                                               12,076,678              1,586,773            13,663,451
                                                           -----------------  ---------------------   -----------------

Malaysia--1.0%
Malaysia
  7.5%, 7/15/11                                550                     -0-               598,002               598,002
  8.75%, 6/01/09                             9,420             10,301,552                     -0-           10,301,552
                                                           -----------------  ---------------------   -----------------
                                                               10,301,552                598,002            10,899,554
                                                           -----------------  ---------------------   -----------------

Mexico--13.4(degree)/
United Mexican States
  7.50%, 1/14/12                             8,475              7,992,000              1,161,000             9,153,000
  8.125%, 12/30/19                          46,920             49,627,199              5,550,720            55,177,919
  11.375%, 9/15/16                          12,717             15,653,990              2,264,263            17,918,253
  Series A
  6.375%, 1/16/13                            3,337              2,851,550                568,875             3,420,425
  8.00%, 9/24/22                            39,846             40,484,807              6,095,166            46,579,973
  9.875%, 2/01/10                           14,487             13,452,000              3,063,180            16,515,180
                                                           -----------------  ---------------------   -----------------
                                                              130,061,546             18,703,204           148,764,750
                                                           -----------------  ---------------------   -----------------
Morocco--0.0%
Kingdom of Morocco Loan
Participation FRN
  Series A
  5.69%, 1/01/09                               370                     -0-               369,304               369,304
                                                           -----------------  ---------------------   -----------------

Nigeria--1.7%
Central Bank of Nigeria
  6.25%, 11/15/20(e)                        19,500             17,272,425              2,252,925            19,525,350
                                                           -----------------  ---------------------   -----------------

Panama--3.1%
Republic of Panama
  6.70%, 1/26/36                             5,045              4,252,343                780,045             5,032,388
  7.125%, 1/29/26                            5,282              4,913,850                500,200             5,414,050
  7.25%, 3/15/15                               675                636,000                 79,500               715,500
  8.875%, 9/30/27                            7,061              7,427,295              1,151,820             8,579,115
  9.375%, 7/23/12-4/01/29                    6,839              7,517,445                672,673             8,190,118
  9.625%, 2/08/11                            5,581              5,986,900                431,250             6,418,150
                                                           -----------------  ---------------------   -----------------
                                                               30,733,833              3,615,488            34,349,321
                                                           -----------------  ---------------------   -----------------

Peru--3.0%
 Republic of Peru
  7.35% 7/21/25                              3,273              2,059,254              1,154,832             3,214,086
  8.375%, 5/03/16                            3,699              3,462,235                551,180             4,013,415
  8.75%, 11/21/33                           22,835             23,117,295              2,343,730            25,461,025
  9.875%, 2/06/15                              588                185,260                508,580               693,840
                                                           -----------------  ---------------------   -----------------
                                                               28,824,044              4,558,322            33,382,366
                                                           -----------------  ---------------------   -----------------
Philippines--5.0%
Republic of Philippines
  7.75%, 1/14/31                             6,147              5,562,550                622,869             6,185,419
  8.375%, 2/15/11                              777                740,430                100,673               841,103
  8.875%, 3/17/15                           20,040             19,675,620              2,849,339            22,524,959
  9.00%, 2/15/13                             5,500              5,168,938                784,813             5,953,751
  9.50%, 2/02/30                               283                    -0-                336,063               336,063
  9,875%, 1/15/19                           13,775             15,331,875              1,232,562            16,564,437
  10.625%, 3/16/25                           2,811              2,666,363                980,910             3,647,273
                                                           -----------------  ---------------------   -----------------
                                                               49,145,776              6,907,229            56,053,005
                                                           -----------------  ---------------------   -----------------

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCE WORLD DOLLAR GOVERNMENT FUND II                                       Alliance World Dollar Government Fund II
(continued)                                                                                  Alliance World Dollar Government Fund

                                          Pro Forma
                                           Alliance
                                         World Dollar           Alliance               Alliance            Pro Forma
                                          Government           World Dollar          World Dollar           Alliance
                                           Fund II              Government            Government           World Dollar
                                          Principal              Fund II                Fund               Government
                                         Amount (000)         (U.S. $ Value)        (U.S. $ Value)         Fund II (000)
---------------------------------------------------------------------------------------------------------------------------------

Russia--13.0%
Russian Federation
  5.00%, 3/31/30(d)(e)                      45,384              41,174,609             8,470,842             49,645,451
  11.00%, 7/24/18(d)                         7,510               6,223,560             4,545,780             10,769,340
                                                           -----------------  ---------------------   -----------------

Russian Ministry of Finance
 Series V
 3.00%, 5/14/08                             82,257              66,952,617            10,887,181             77,839,798
Series VII
  3.00%, 5/14/11                            $6,950         $     5,173,231         $     951,804         $    6,125,035
                                                           -----------------  ---------------------   -----------------
                                                               119,524,017            24,855,607            144,379,624
                                                           -----------------  ---------------------   -----------------

Turkey--4.7%
Republic of Turkey
 6.875%, 3/17/36                            19,530              17,442,090             1,453,185             18,895,275
 7.375%, 2/05/25                             2,739               2,219,648               618,641              2,838,289
 11.00%, 1/14/13                             6,540               6,897,000             1,304,160              8,201,160
 11.50%, 1/23/12                             6,295               6,478,750             1,390,000              7,868,750
 11.75%, 6/15/10                             6,503               7,002,158               817,700              7,819,858
 11.875%, 1/15/30                            4,263               6,079,575               506,760              6,586,335
                                                           -----------------  ---------------------   -----------------
                                                                46,119,221             6,090,446             52,209,667
                                                           -----------------  ---------------------   -----------------

Ukraine--0.6%
Government of Ukraine
 6.875%, 3/04/11(d)                            482                     -0-               485,615               485,615
 7.65%, 6/11/13(d)                           1,295               1,225,575               130,938             1,356,513
 11.00%, 3/15/07(d)                          4,261               3,876,016               536,456             4,412,472
                                                           -----------------  ---------------------   -----------------
                                                                 5,101,591             1,153,009             6,254,600
                                                           -----------------  ---------------------   -----------------

Uruguay--1.5%
 Republic of Uruguay
 5.875%, 1/15/33(f)                          4,852               4,394,725               626,965              5,021,690
 7.50%, 3/15/15                              3,815               3,847,868               129,270              3,977,138
 8.00%, 11/18/22                             2,674               2,399,320               395,010              2,794,330
 9.25%, 5/17/17                              4,178               4,054,800               802,125              4,856,925
                                                           -----------------  ---------------------   -----------------
                                                                14,696,713             1,953,370             16,650,083
                                                           -----------------  ---------------------   -----------------

 Venezuela--6.0%
 Republic of Venezuela
 5.614%, 4/20/11(b)(d)                       3,490               3,066,775               442,420              3,509,195
 8.50%, 10/08/14                             1,999               1,938,720               300,160              2,238,880
 9.25%, 9/15/27(c)                          19,360              21,807,170             2,780,030             24,587,200
 10.75%, 9/19/13                            23,176              24,498,562             4,401,910             28,900,472
 13.625%, 8/15/18                            5,082               6,905,965               894,905              7,800,870
                                                           -----------------  ---------------------   -----------------
                                                                58,217,192             8,819,425            67, 036,617
                                                           -----------------  ---------------------   -----------------

 Total Sovereign Debt Obligations
 (cost $834,765,990)                                           799,785,007           118,901,334            918,686,341
                                                           -----------------  ---------------------   -----------------

CORPORATE DEBT
OBLIGATIONS--10.6%
Brazil--0.3%

Banco BMG, SA
  9.15%, 1/15/16(d)                          3,300               3,378,375                    -0-             3,378,375
                                                           -----------------  ---------------------   -----------------

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCE WORLD DOLLAR GOVERNMENT FUND II                                       Alliance World Dollar Government Fund II
(continued)                                                                                  Alliance World Dollar Government Fund

                                          Pro Forma
                                           Alliance
                                         World Dollar           Alliance               Alliance            Pro Forma
                                          Government           World Dollar          World Dollar           Alliance
                                           Fund II              Government            Government           World Dollar
                                          Principal              Fund II                Fund               Government
                                         Amount (000)         (U.S. $ Value)        (U.S. $ Value)         Fund II (000)
---------------------------------------------------------------------------------------------------------------------------------

Cayman Islands--0.1%
C&M Finance Ltd.
 8.10%, 2/01/16(d)                           1,405              1,405,493                    -0-             1,405,493
                                                           -----------------  ---------------------   -----------------

Hong Kong--0.4%
Noble Group Ltd.
 6.625% 3/17/15(d)                           4,731              4,181,986                    -0-             4,181,986
                                                           -----------------  ---------------------   -----------------

Indonesia--0.5%
Freeport-McMoran Copper & Gold
 10.125% 2/01/10                             4,800              5,172,000                    -0-             5,172,000
                                                           -----------------  ---------------------   -----------------

Jamaica--0.3%
Digicel Ltd.
 9.25% 9/01/12(d)                            2,884              3,049,830                    -0-             3,049,830
                                                           -----------------  ---------------------   -----------------

Kazakhstan--0,5%
Kazkommerts International BV
 8.50% 4/16/13(d)                            3,000              3,202,500                    -0-             3,202,500
TengizChevroil Finance Co.
 6.124%, 11/15/14(d)                         2,569              2,556,155                    -0-             2,556,155
                                                           -----------------  ---------------------   -----------------
                                                                5,758,655                    -0-             5,758,655
                                                           -----------------  ---------------------   -----------------

Mexico--1.1%
America Movil SA de CV
 6.375%, 3/01/35                              $923               $869,928                    -0-              $869,928
Innova S De. R.L., SA
 9.375%, 9/19/13                             7,955              8,909,600                    -0-             8,909,600
Monterrey Power SA de CV
 9.625%, 11/5/09(d)                          2,526              2,795,060                    -0-             2,795,060
                                                           -----------------  ---------------------   -----------------
                                                               12,574,588                    -0-            12,574,588
                                                           -----------------  ---------------------   -----------------

Panama--0.3%
AES El Savador Trust
 6.75%, 2/01/16(d)                           3,100              3,012,713                    -0-             3,012,713
                                                           -----------------  ---------------------   -----------------

People's Republic of China--0.3%
Choada Modern Agricultural Holdings Ltd.
 7.75%, 2/08/10(d)                           3,808              3,808,000                    -0-             3,808,000
                                                           -----------------  ---------------------   -----------------

Peru--0.4%
Southern Copper Corp.
 6.375%, 7/27/15                             4,524              4,406,955                    -0-             4,406,955
                                                           -----------------  ---------------------   -----------------

Romania--0.3%
MobiFon Holdings BV
 12.50%, 7/31/10                             3,075              3,513,188                    -0-             3,513,188
                                                           -----------------  ---------------------   -----------------

Russia--5.8%
Aries Vermogensverxaltng
 9.60%, 10/25/14(d)                         21,750             27,174,451                    -0-            27,174,451
Citigroup (JSC Severstal)
 9.25%, 4/19/14(d)                           2,256              2,431,291                    -0-             2,431,291
Evraz Group, SA
 8.25%, 11/10/15(d)                          3,933              3,972,330                    -0-             3,972,330
Gazprom Oao
 9.625%, 3/01/13(d)                         16,100             19,059,180                    -0-            19,059,180
Gazstream, SA
 5.625%, 7/22/13(d)                          1,898              1,867,059                    -0-             1,867,059
Mobile Telesyslems Finance
 9.75%, 1/30/08(d)                           5,390              5,666,370                    -0-             5,666,370

PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCE WORLD DOLLAR GOVERNMENT FUND II                                       Alliance World Dollar Government Fund II
(continued)                                                                                  Alliance World Dollar Government Fund
                                          Pro Forma
                                           Alliance
                                         World Dollar           Alliance               Alliance            Pro Forma
                                          Government           World Dollar          World Dollar           Alliance
                                           Fund II              Government            Government           World Dollar
                                          Principal              Fund II                Fund               Government
                                         Amount (000)         (U.S. $ Value)        (U.S. $ Value)         Fund II (000)
---------------------------------------------------------------------------------------------------------------------------------
Russian Standard Finance
 7.50%, 10/07/10(d)                          3,412              3,339,495                    -0-             3,339,495
Tyumen Oil
 11.00%, 11/06/07(d)                         1,075              1,150,250                    -0-             1,150,250
                                                           -----------------  ---------------------   -----------------
                                                               64,660,426                    -0-            64,660,426

Ukraine--0.3%
Kyivstar
 7.75%, 4/27/12(d)                             900                903,375                    -0-               903,375
 10.375%, 8/17/09(d)                         1,800              1,953,000                    -0-             1,953,000
                                                           -----------------  ---------------------   -----------------
                                                                2,856,375                    -0-             2,856,375
                                                           -----------------  ---------------------   -----------------

Total Corporate Debt Obligations
 (cost $115,143,743)                                          117,778,584                    -0-           117,778,584
                                                           -----------------  ---------------------   -----------------

WARRANTS(g)--0.0%
Central Bank of Nigeria
Warrants, expiring 11/15/20                 10,750                209,000                27,500                236,500
Republic of Venezuela
 Warrants, expiring 4/15/20                 45,599                     -0-                   -0-                   -0-
                                                           -----------------  ---------------------   -----------------

 Total Warrants
 (cost $0)                                                        209,000                27,500                236,500

SHORT-TERM INVESTMENTS-9.8%
Time Deposits--9.8 %
Societe Generale
 4.82%, 4/03/06                           $108,200             95,400,000            12,800,000            108,200,000
The Bank of New York
 3.75%, 4/03/06                                515                     -0-              515,000                515,000
                                                           -----------------  ---------------------   -----------------

Total Short-Term Investments
 (cost $108,715,000)                                           95,400,000            13,315,000            108,715,000
                                                           -----------------  ---------------------   -----------------

Total Investment-102.9%
 (cost $1,058,624,733)                                      1,013,172,591           132,243,834          1,145,416,425
Other assets less liabilities-(2.9%)                         (29,384,927)            (2,879,705)           (32,264,632)
                                                           -----------------  ---------------------   -----------------
Net Assets-100%                                            $  983,787,664         $ 129,364,129        $ 1,113,151,793
                                                           =================  =====================   =================


CREDIT DEFAULT SWAP CONTRACTS
                                                                                                          Pro Forma
                                          Pro Forma                                                      Unrealized
Swap Counterparty &                    Notional Amount         Interest            Termination          Appreciation)
Referenced Obligation                      (000's)               Rate                  Date            (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global Markets, Inc.
 Republic of Colombia
 8.375%, 2/15/27                         $   4,800             3.02%                 1/20/10            $ (340,769)
Citigroup Global Markets, Inc.
 Republic of Hungary
 4.50%, 2/06/13                              3,425             0.50                 11/26/13                 1,037
Citigroup Global Markets, Inc.
 Republic of Philippines
 10.625%, 3/16/25                            4,590             5.60                  3/20/14              (818,276)
Credit Suisse First Boston
 Republic of Hungary
 4.75%, 2/03/15                             12,790             0.30                 10/20/15               271,670

Sale Contracts:

Citigroup Global Markets, Inc.
 Federal Republic of Brazil
 12.25%, 3/06/30                            21,630             1.98                  4/20/07               568,871
Citigroup Global Markets, Inc.
 Federal Republic of Brazil
 12.25%, 3/06/30                            21,380             3.09                  8/20/10             1,489,829
Citigroup Global Markets, Inc_
 Federal Republic of Brazil
 12.25%, 3/06/30                             7,650             4.40                  5/20/06               167,834
Citigroup Global Markets, Inc.
 Republic of Colombia
 8.375%, 2/15/27                             9,750             1.13                  1/20/07                89,720
Citigroup Global Markets, Inc.
 Republic of Philippines
 10.625%, 3/16/25                            4,590             4.95                  3/20/09               473,137
Credit Suisse First Boston
 Federal Republic of Brazil
 12.25%, 3/06/30                             6,575             6.90                  6/20/07               638,547
Credit Suisse First Boston
  Republic of Venezuela
  9.25%, 9/15/27                            14,520             3.17                  4/20/07             1,316,756
Deutche Bank AG London
  Federal Republic of Brazil
  12.25%, 3/06/30                           21,630             1.90                  4/20/07               543,182
JPMorgan Chase & Co.
  Gazprom Oao
  5.875% - 10.50%, 4/25/07 - 6/01/15        12,210             1.04                 10/20/10                83,730
Morgan Stanley
  Federal Republic of Brazil
  10.125%, 5/15/27                           8,000             17.75                 2/13/08             2,643,421
Morgan Stanley
  Federal Republic of Brazil
  12.25%, 3/06/30                            5,800             3.80                  8/20/06               104,078


INTEREST RATE SWAP CONTRACT
                                                                                           Rate Type
                                                                               ----------------------------------

                                                                                  Payment         Payments         Pro Forma
                                               Pro Forma       Termination        made by        received by      Unrealized
Swap Counterparty                           Notional Amount       Date           the Fund         the Fund       Depreciation
----------------------------------------------------------------------------------------------------------------------------------
Morgan Guaranty                                $3,320,644        1/01/09           LIBOR+          6.8526%        $(1,146,461)

+LIBOR (London Interbank Offered Rate)



REVERSE REPURCHASE AGREEMENTS
                                                                   Interest                                Pro Forma
Broker                                                               Rate              Maturity             Amount
---------------------------------------------------------------------------------------------------------------------------
UBS AG London                                                         1.60%            12/29/06           $ 5,527,701
UBS AG London                                                         4.10             12/29/06            20,964,958
UBS AG London                                                         4.40              4/06/06             2,527,941
UBS AG London                                                         4.60             12/29/06            25,509,500
                                                                                                        --------------
                                                                                                          $54,530,100
                                                                                                        --------------

(a)  Variable rate coupon, rate shown as of March 31, 2006.

(b)  Floating rate security, stated interest rate in effect at March 31, 2006.

(c)  Position,   or  portion   thereof,   with  an  aggregate  market  value  of
     $52,762,985, has been segregated to collateralize reverse repurchase agreements.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $234,332,613 or 21.1% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2006.

(f)  Pay-In-Kind Payments (PIK).

(g) Non-income producing security.

Glossary of Terms:
DOB - Debt Conversion Bonds
FRN - Floating Rate Note

See notes to Pro Forma Alliance World Dollar Government Fund II financial statements.


STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA ALLIANCE WORLD DOLLAR GOVERNMENT FUND II                                    Alliance World Dollar Government Fund II
March 31, 2006 (unaudited)                                                            Alliance World Dollar  Government Fund

                                                           Alliance
                                                            World             Alliance
                                                             Dollar           World                           Pro Forma Alliance
                                                          Government          Dollar                             World Dollar
                                                            Fund II          Government       Adjustments     Government  Fund II
                                                      ------------------------------------------------------------------------------
Assets
Investments in securities, at value
   (cost $1,058,624,733)..........................    $ 1,013,172,591        $  132,243,834       $    -0-        $  1,145,415,425
Cash..............................................                -0-                20,485            -0-                  20,485
Unrealized appreciation of credit default swap
   contracts......................................          7,525,889               885,923            -0-               8,391,812
Interest Receivable...............................         14,293,519             1,935,775            -0-              16,229,294
Receivable for investment securities sold.........          5,373,369            13,296,022            -0-              18,669,391
                                                       --------------         -------------        -------         ---------------
Total assets......................................      1,040,365,368           148,362,039            -0-           1,188,727,407
                                                       --------------         -------------        -------         ---------------

Liabilities
Due to custodian..................................            987,642                   -0-            -0-                 987,642
Unrealized depreciation of credit default swap
   contracts......................................          1,027,071               131,974            -0-               1,159,045
Unrealized depreciation of interest rate swap
   contract.......................................                -0-             1,146,461            -0-               1,146,461
Reverse repurchase agreements.....................         51,596,323             2,933,777            -0-              54,530,100
Payable for investment securities purchased                 1,728,955            13,597,156            -0-              15,326,111
Advisory fee payable..............................            860,162               119,591            -0-                 979,753
Administrative fee payable........................              5,521                   419            -0-                   5,940
Accrued expenses..................................            372,030             1,068,532            -0-               1,440,562
                                                       --------------         -------------        -------         ---------------
Total liabilities.................................         56,577,704            18,997,910            -0-              75,575,614
                                                       --------------         -------------        -------         ---------------

Net Assets........................................    $   983,787,664        $  129,364,129       $    -0-        $  1,113,151,793
                                                       --------------         -------------        -------         ---------------
Net Asset Value Per Share
Net Assets........................................    $   983,787,664        $  129,354,129                       $  1,113,151,793
                                                       --------------         -------------                        ---------------
Shares Outstanding................................         67,648,715             8,897,497                             76,546,212
                                                       --------------         -------------                        ---------------
Net Asset Value Per Share.........................    $         14.54        $        14.54                       $          14.54
                                                       --------------         -------------                        ---------------

See  notes to Pro Forma  Alliance  World  Dollar  Government  Fund II  financial statements.


STATEMENT OF OPERATIONS
PRO FORMA ALLIANCE WORLD DOLLAR GOVERNMENT FUND II                                    Alliance World Dollar Government Fund II
Year Ended March 31, 2006 (unaudited)                                                      Alliance World Dollar Government Fund

                                                                                                          Pro Forma
                                         Alliance World                                                 Alliance World
                                        Dollar Government      Alliance World                         Dollar Government
                                             Fund II         Dollar Government       Adjustments           Fund II
                                        -----------------------------------------------------------------------------------------
Investment Income
Interest............................    $    72,577,286        $   9,023,877         $       -0-        $ 81,601,163
Expenses
Advisory fee........................          9,123,453            1,208,138           (518,617)           9,812,974   (a)
Administrative......................            763,168              146,528           (802,696)             107,000   (b)
Custodian...........................            620,055              159,464           (139,188)             640,331   (c)
Audit & Legal.......................            197,105              153,812           (148,917)             202,000   (c)
Printing............................            124,998               39,301            (24,299)             140,000   (c)
Transfer agency.....................             73,119               56,206              1,844              131,169   (c)
Registration........................             60,000               23,910            (16,910)              67,000   (c)
Directors' fees.....................             36,200               39,061            (39,061)              36,200   (c)
Miscellaneous.......................             41,032               17,915            (14,947)              44,000   (c)
                                         --------------         -------------         ----------         -----------
Total expenses before interest......         11,039,130            1,844,335         (1,702,791)          11,180,674
Interest expense....................            739,942               52,090             80,232              872,264
                                         --------------         -------------         ----------         -----------
Total liabilities...................         11,779,072            1,896,425         (1,622,559)          12,052,938
                                         --------------         -------------         ----------         -----------
Net investment income...............         60,798,214            7,127,452          1,622,559           69,548,225
                                         --------------         -------------         ----------         -----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions...........         63,515,335            7,405,769                 -0-          70,921,104
  Swap contracts....................          (856,502)             (35,893)                 -0-           (892,395)
  Written options...................          1,188,246              154,420                 -0-           1,342,666
Net change in unrealized
  appreciation/depreciation of:
  Investments.......................            916,301            1,257,826                 -0-           2,174,127
  Swap contracts....................          2,035,511              124,481                 -0-           2,159,992
                                         --------------         -------------         ----------         -----------
Net gain on investment transactions.         66,798,691            8,906,603                 -0-          75,705,494
                                         --------------         -------------         ----------         -----------
Net Increase in Net Assets from
  Operations........................    $   127,597,105        $  16,034,055         $ 1,622,559        $145,253,719
                                         --------------         -------------         ----------         -----------

--------------
(a)  Advisory  fee based on annual  rate of .90% of the total  combined  average weekly net assets.

(b)  Administrative fee based on annual fixed fee for one Fund.

(c)  Expenses are based on one Fund.

See notes to Pro Forma Alliance World Dollar Government Fund II financial statements.

NOTES TO FINANCIAL STATEMENTS PRO FORMA ALLIANCE
WORLD DOLLAR GOVERNMENT FUND II March 31, 2006 (unaudited)

NOTE A: General

The Pro Forma Alliance World Dollar Government Fund II Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Acquired Fund") by Alliance World Dollar Government Fund II, Inc. (the "Fund" or "Acquiring Fund") pursuant to Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of Alliance World Dollar Government Fund, Inc. for shares of the Fund.

The Fund was incorporated under the laws of the State of Maryland on May 20, 1993. The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period April 1, 2005 - March 31, 2006. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Statement of Additional Information. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") will bear the expenses of the Acquisition, including the cost of proxy solicitation, except that World Dollar Government Fund will bear its own costs associated with the disposition of any assets or liabilities not being transferred to the Fund in connection with the Acquisition.

NOTE B: Significant Accounting Policies

The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1.   Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2.   Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3.   Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4.   Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C: Advisory Fee and Other Transactions with Affiliates

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to an Administration Agreement, effective October 1, 2005, the Fund pays the Adviser an administrative fee in the amount of $107,000 per year for its costs incurred for providing administrative services. Prior to October 1, 2005, the Fund paid the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2006, there was no reimbursement paid to ABIS.

NOTE D: Capital Stock

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of March 31, 2006. The pro-forma number of shares outstanding for the combined entity consists of the following at March 31, 2006.

         Shares of               Additional Shares            Total Shares
       Acquiring Fund              Assumed Issued              Outstanding
      Pre-Combination               with Merger             Post-Combination
      ---------------               -----------             ----------------
         67,648,715                  8,897,497                 76,546,212

                                   APPENDIX A

--------------------------------------------------------------------------------

                                  BOND RATINGS

--------------------------------------------------------------------------------

Moody's Investors Service, Inc.
-------------------------------

Aaa            Bonds  which are rated Aaa are judged to be of the best  quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba             Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca             Bonds  which  are  rated  Ca  represent   obligations  which  are
               speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence        When no  rating  has been  assigned  or  where a rating  has been
of Rating      suspended or  withdrawn,  it may be for reasons  unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:
     ---------------------------------------------------------------------

     An application for rating was not received or accepted.

     The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

     There is a lack of essential data pertaining to the issue or issuer.

     The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standards & Poor's Ratings Services
-----------------------------------

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB            Debt rated BBB normally exhibits adequate protection  parameters.
               However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB,B, CCC,     Debt rated BB, B, CCC, CC or C is regarded as having  significant
CC, C          speculative  characteristics.  BB indicates  the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC             Debt rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus(+) or     The ratings  from AA to CCC may be modified by the  addition of a
Minus (-)      plus or minus  sign to show  relative  standing  within the major rating categories.

NR             Not rated.

Fitch Ratings
-------------

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C              Bonds  are  in  imminent   default  in  payment  of  interest  or
               principal.

DDD, DD, D     Bonds are in default on interest and/or principal payments.  Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+)       Plus and minus  signs are used with a rating  symbol to  indicate
Minus (-)      the  relative  position of a credit  within the rating  category.
               Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR             Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
------------------------------------

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term   debt  rated  AAA  is  of  the  highest  credit  quality,   with
exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

SK 00250 0209 698658

                                     PART C

                                OTHER INFORMATION

Item 15 Indemnification

It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (1) in response to Item 16, Article VIII, Section 7 and Article IX of the Registrant's Amended and Restated Bylaws, filed as Exhibit (2) in response to Item 16 and Section 4 of the Registrant's Amended Advisory Agreement, filed as Exhibit (6) in response to
Item 16, all as set forth below. The Administrator's liability for any loss suffered by the Registrant or its stockholders is limited as set forth in
Section 5 of the Amended Administration Agreement, filed as (13)(b) in response to Item 16, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

"ss.2-418. Indemnification of directors, officers, employees, and agents.

     (a) Definitions. -- In this section the following words have the meanings indicated.

          (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

          (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (3) "Expenses" include attorney's fees.

          (4) "Official capacity" means the following:

               (i) When used with respect to a director, the office of director in the corporation; and

               (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

               (iii) "Official  capacity" does not include service for any other
               foreign  or  domestic  corporation  or  any  partnership,   joint
               venture, trust, other enterprise, or employee benefit plan.

          (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

     (b)  Permitted  indemnification  of  director. --

          (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

               (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                    1.   Was committed in bad faith; or

                    2.   Was the result of active and deliberate dishonesty; or

               (ii) The director actually received an improper personal benefit in money, property, or services; or

               (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

          (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

               (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

          (3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

               (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

          (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

               (i) For a proceeding brought to enforce indemnification under this section; or

               (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

     (c) No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

     (d) Unless limited by the charter:

          (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

          (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

               (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

               (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

          (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

     (e) Determination that  indemnification  is proper. --

          (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

          (2) Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph
               (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

               (iii) By the stockholders.

          (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

          (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

     (f) Payment of expenses in advance of final  disposition of action. --

          (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

          (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

     (g) Validity of indemnification provision. -- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (h) Reimbursement of director's expenses incurred while appearing as witness. -- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

     (i) Director's service to employee benefit plan. -- For purposes of this section:

          (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

          (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

          (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

     (j) Officer, employee or agent. -- Unless limited by the charter:

          (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

          (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

          (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

     (k) Insurance or similar protection. --

          (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

          (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

          (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

     (l) Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

EIGHTH: (1) To the Fullest extent that limitations on the liability of directors and officers are permitted by the Maryland Corporations and Associations Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland Corporations and Associations Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland Corporations and Associations Law.

          (3) No provision of this Article EIGHTH shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct to his office.

          (4) References to the Maryland Corporations and Associations Law in this Article EIGHTH are to that law as from time to time amended. No amendment to these Articles of incorporation of the Corporation shall affect any right of any person under this Article EIGHTH based on any event, omission or proceeding prior to the amendment.

Article VIII, Section 7 of Registrant's Amended and Restated Bylaws reads as follows:

Section 7. Insurance Against Certain Liabilities. The Corporation may obtain liability insurance for its directors and officers to the extent permitted by the 1940 Act.

Article IX of the Registrant's Amended and Restated Bylaws reads as follows:

Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Adviser and its  employees  are also  indemnified  by the  Registrant  under
Section 4 of the Amended Advisory Agreement:

4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

Section 5 of the Amended Administration Agreement reads as follows:

Limitation of Liability of the Administrator. The Fund shall expect of the Administrator, and the Administrator will give the Fund the benefit of, the Administrator's best judgment and efforts in rendering these services to the Fund, and the Fund agrees as an inducement to the Administrator's undertaking these services that the Administrator shall not be liable under this Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Administrator against any liability to the Fund or to the Fund's security holders to which the Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Administrator's duties under this Agreement, or by reason of the Administrator's reckless disregard of the Administrator's obligations and duties under this Agreement.

Item 16   Exhibits

(1)(a)    Articles of Incorporation of the Registrant dated May 19, 1993 (1)

(1)(b) Articles of Amendment to the Articles of Incorporation dated June 9, 1993 (1)

(1)(c) Articles of Amendment to the Articles of Incorporation dated June 11, 2002 (2)

(1)(d)    Articles  Supplementary  to Articles of  Incorporation  dated June 16,
          2006 (2)

(2)       Amended and Restated Bylaws (3)

(3)       Not applicable

(4)       Form of Agreement and Plan of Acquisition and Liquidation(4)

(5)       Not applicable

(6)(a) Advisory Agreement between the Registrant and AllianceBernstein L.P. (formerly Alliance Capital Management L.P.) (1)

(6)(b)    Amended    Advisory    Agreement    between   the    Registrant    and
          AllianceBernstein  L.P.  (formerly  Alliance Capital Management L.P.).
          (3)

(7)       Not applicable

(8)       Not applicable

(9)       Custody Agreement between the Registrant and The Bank of New York (5)

(10)      Not applicable

(11) Opinion of Seward & Kissel LLP as to the legality of the securities being registered (2)

(12)      Opinion of Seward & Kissel LLP as to tax consequences (6)

(13)(a) Administration Agreement between the Registrant and AllianceBernstein L.P. (formerly Alliance Capital Management L.P.) (1)

(13)(b)   Amended   Administration   Agreement   between  the   Registrant   and
          AllianceBernstein L.P. (formerly Alliance Capital Management L.P.) (3)

(13)(c)   Registrar,   Transfer  Agency  and  Service   Agreement   between  the
          Registrant and Computershare Trust Company, N.A. (7)

(13)(d) Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc., (formerly, Alliance Global Investor Services, Inc.)
          (8)

(13)(e)   Dividend Reinvestment and Cash Purchase Plan (1)

(14)      Consent of Ernst & Young LLP, independent registered public accounting
          firm  for  Alliance  World  Dollar   Government  Fund,  Inc.  and  the
          Registrant (2)

(15)      Not applicable

(16)      Powers of Attorney (2)

----------
1. Incorporated by reference from Registrant's Registration Statement on Form N-2 (File Nos. 333-71130 and 811-6730) filed with the Securities and Exchange Commission on October 9, 2001.

2.   Filed herewith.

3. Incorporated by reference from Registrant's Semi-Annual Report filed on Form NSAR-B (File No. 811-07732) filed with the Securities and Exchange Commission on June 1, 2006.

4.   Filed herewith as Appendix E to Part A.

5. Incorporated by reference to Exhibit (2)(j) to Pre-Effective Amendment No. 1 of the Registration Statement on Form N-2 of Alliance All Market Advantage Fund, Inc. (File Nos. 333-77839 and 811-08702), filed with the Securities and Exchange Commission on June 21, 1999.

6.   To be filed by means of a Post-Effective Amendment hereto.

7. Incorporated by reference to Exhibit (2)(j) to Pre-Effective Amendment No. 2 of the Registration Statement on Form N-2 of Alliance National Municipal Income Fund, Inc. (File Nos. 333-73130 and 811-10573), filed with the Securities and Exchange Commission on January 25, 2002.

8. Incorporated by reference to Exhibit (13)(b) to the Registration Statement on Form N-14 of ACM Income Fund, Inc. (File Nos. 333-43514 and 811-5207) filed with the Securities and Exchange Commission on August 11, 2000.

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (17 CFR 230.145c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a copy of each tax opinion required to be filed as an exhibit to the Registration Statement by Item 16 (12) of Form N-14 under the Securities Act of 1933, as amended, by means of a post-effective amendment to the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on the 21st day of September, 2006.

                                             ALLIANCE WORLD DOLLAR GOVERNMENT
                                             FUND II, INC.

                                             By: Marc O. Mayer*
                                                 ---------------
                                                 Marc O. Mayer
                                                 President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                      Title                  Date
      ---------                      -----                  ----

1. Principal Executive Officer:

     Marc O. Mayer*                  President and Chief    September 21, 2006
                                     Executive Officer

2. Principal Financial and
   Accounting Officer:

     /s/   Joseph J. Mantineo        Treasurer and          September 21, 2006
     ------------------------        Chief Financial
           Joseph J. Mantineo        Officer

3. All Directors

     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Marc O. Mayer*
     Marshall C. Turner, Jr.*

*By: /s/ Andrew L. Gangolf                                  September 21, 2006
     -----------------------
         Andrew L. Gangolf
         (Attorney-in-fact)

                                Index to Exhibits

Exhibit No.              Description of Exhibits
-----------              -----------------------


(1)(c)         Articles of Amendment to the Articles of Incorporation

(1)(d)         Articles Supplementary to Articles of Incorporation

(11)           Opinion of Seward & Kissel LLP

(14)           Consent of Ernst & Young LLP

(16)           Powers of Attorney - David H. Dievler, John H. Dobkin, Michael J.
               Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marc O. Mayer, and Marshall C. Turner, Jr.


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